UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09161

Nuveen California Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
February 28, 2011

Nuveen Insured California Premium Income Municipal Fund, Inc.
NPC

Nuveen California Premium Income Municipal Fund
NCU

Nuveen California Dividend Advantage Municipal Fund
NAC

Nuveen California Dividend Advantage Municipal Fund 2
NVX

Nuveen California Dividend Advantage Municipal Fund 3
NZH

Nuveen Insured California Dividend Advantage Municipal Fund
NKL

Nuveen Insured California Tax-Free Advantage Municipal Fund
NKX

February

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Common Share Dividend and Share Price Information	14
Performance Overviews	16
Shareholder Meeting Report	24
Report of Independent Registered Public Accounting Firm	27
Portfolios of Investments	28
Statement of Assets and Liabilities	73
Statement of Operations	75
Statement of Changes in Net Assets	77
Statement of Cash Flows	80
Financial Highlights	82
Notes to Financial Statements	90
Board Members & Officers	109
Annual Investment Management Agreement Approval Process	114
Board Approval of Sub-Advisory Arrangements	122
Reinvest Automatically, Easily and Conveniently	123
Glossary of Terms Used in this Report	125
Other Useful Information	127

Chairman’s
Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of April, 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 80% of the Muni Preferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refinancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
April 26, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)

Portfolio manager Scott Romans reviews economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of the Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed NCU, NAC, NVX, NZH, NKL and NKX since 2003 and NPC and NCL since 2005.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended February 28, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its March 2011 meeting (after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

In the fourth quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.1%, marking the first time the economy put together six consecutive quarters of positive growth since 2006-2007. In February 2011, national unemployment dropped below 9% for the first time in 21 months, standing at 8.9%, down from 9.7% a year earlier. At the same time, inflation posted its largest gain since April 2009, as the Consumer Price Index (CPI) rose 2.1% year-over-year as of February 2011, driven mainly by increased prices for energy. The core CPI (which

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Investments	5

excludes food and energy) increased 1.1% over this period. The housing market continued to be the weak spot in the economy. For the twelve months ended January 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.1%, with 11 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

Municipal bond prices generally rose during the first eight months of this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable market conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and which expired December 31, 2010. Build America Bonds generally offered municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often was lower in cost. For the period March 1, 2010 through December 31, 2010, taxable Build America Bonds issuance totaled $117.3 billion, accounting for 24% of new bonds issued in the municipal market. After rallying strongly over most of the period, the tax-exempt municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and its impact on demand for U.S. Treasuries. Adding to this situation was the popular media’s coverage of the strained finances of many state and local governments, which often failed to differentiate between gaps in operating budgets and those entities’ ability to meet their debt service obligations. As a result, money began to flow out of municipal funds, yields rose, and valuations fell. Toward the end of this period, we saw the environment in the municipal market improve, as crossover buyers–including hedge funds and life insurance companies–were attracted by municipal bond prices and tax-exempt yields, resulting in decreased outflows, declining yields and rising valuations.

Over the twelve months ended February 28, 2011, municipal bond issuance nationwide–both tax-exempt and taxable–totaled $423.4 billion. Demand for municipal bonds was exceptionally strong during the majority of this period, especially from individual investors. In recent months, crossover buyers have provided support for the market.

How were the economic and market environments in California during this period?

California’s economy is the largest in the United States and the eighth largest in the world on a stand-alone basis, according to the International Monetary Fund. The state continued to be burdened by serious budget problems, with persistent deficits and high spending outweighing its ability to generate revenues. That said, the state’s revenue picture has begun to improve modestly. As of October 2010, California’s General Fund revenues were above estimated levels by close to 1%, with the improvement driven by three main sources – higher corporate-tax, personal-income-tax and sales-tax collections. In October 2010 alone, tax receipts surpassed budget estimates by almost 5%. Toward year end, after a long political stalemate, the state’s government finally enacted

6	Nuveen Investments

a $125 billion budget for the 2011 fiscal year, closing a gap of more than $19 billion. This budget includes no new taxes, a variety of spending reductions, and the use of various one-time receipts, loans, and other solutions to rectify the budget shortfall. The state’s unemployment rate was 12.2% in February 2011 – second-highest in the nation and well above the national average of 8.9% for the same month. At the end of the reporting period, California maintained credit ratings of A1, A- and A- from rating agencies Moody’s Investor Services, Standard & Poor’s (S&P) and Fitch, respectively. The supply of new tax-exempt bond issuance in California totaled more than $58 billion during the twelve-month period ending February 28, 2010, a 21% year-over-year drop, compared to roughly flat issuance levels nationwide during the same time frame.

What key strategies were used to manage the California Funds during this reporting period?

As previously mentioned, the supply of new issuance of tax-exempt bonds declined nationally during this period, due largely to the issuance of taxable bonds under the Build America Bond program (which expired December 31, 2010). This program also significantly impacted the availability of tax-exempt bonds in California. Between March 1, 2010, and the end of the BAB program in December 2010, California issued more than $20 billion in taxable Build America Bonds, ranking as the largest user of BABs among the 50 states. For this period, Build America Bonds accounted for approximately 35% of total municipal issuance in California, which was already down significantly from the twelve-month period ended February 28, 2010. Since interest payments from Build America Bonds represent taxable income, we did not view these bonds as good investment opportunities for these Funds.

For the insured California Funds, this situation was compounded by the continued decline in the issuance of AAA rated insured bonds. Over the period, new insured paper accounted for approximately 6% of national issuance, compared with 8% during the same period a year earlier and 18% two years ago. Even though the insured Funds may now invest up to 20% of their net assets in uninsured investment-grade credits rated BBB- or higher, the combination of tight municipal supply and little insured issuance meant that the insured Funds were, for the most part, less active than their non-insured counterparts during this period.

Despite the constrained issuance on tax-exempt municipal bonds, much of our investment activity was opportunistic. We continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, the Funds found value in school district bonds, especially zero coupon and convertible zero coupon bonds issued for various school districts. We also purchased health care credits, general obligation bonds issued by the state and local governments and redevelopment bonds.

Some of this investment activity resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care sector because, as 501(c)(3) (nonprofit) organizations, hospitals generally did not qualify for the Build America Bond program and continued to issue bonds in the

Nuveen Investments	7

tax-exempt municipal market. Bonds with proceeds earmarked for refundings, working capital, and private activities also were not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Although this had a significant impact on the availability of tax-exempt credits with longer maturities, the Funds continued to focus on purchasing bonds at the longer end of the yield curve when appropriate bonds became available.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested. In addition, the Funds sold selected short-dated pre-refunded bonds. During the last part of the period, as we undertook some structural changes, we sold older health care bonds with 5% coupons and shorter call dates in order to fund our purchases of current market health care credits with larger coupons and better call structures. Some of the Funds also sold corporate industrial development/pollution control revenue bonds where we believed we had extracted all of the price performance potential. These bonds attracted very good prices due to interest from crossover buyers.

As of February 28, 2011, all eight of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for these Nuveen California Municipal Funds, as well as relevant index and peer group information, are presented in the accompanying table.

8	Nuveen Investments

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 2/28/11
	1-Year	5-Year	10-Year
Uninsured Funds
NCU	0.63%	2.78%	5.17%
NAC	-2.57%	2.06%	5.06%
NVX	-0.64%	3.05%	N/A
NZH	-1.40%	1.55%	N/A

Standard & Poor’s (S&P) California Municipal Bond Index1	2.08%	3.39%	4.57%
Standard & Poor’s (S&P) National Municipal Bond Index2	1.63%	3.74%	4.75%
Lipper California Municipal Debt Funds Average3	-1.08%	1.18%	4.34%
Insured Funds
NPC	-1.75%	2.73%	4.65%
NCL	-0.72%	2.64%	4.64%
NKL	-0.75%	3.08%	N/A
NKX	-3.18%	2.23%	N/A

Standard & Poor’s (S&P) California Municipal Bond Index1	2.08%	3.39%	4.57%
Standard & Poor’s (S&P) Insured National Municipal Bond Index4	1.24%	3.60%	4.75%
Lipper Single-State Insured Municipal Debt Funds Average5	-0.05%	3.31%	5.11%

For the twelve months ended February 28, 2011, the total returns on common share net asset value (NAV) for these California Funds underperformed the return for the Standard & Poor’s (S&P) California Municipal Bond Index. The non-insured Funds also underperformed the Standard & Poor’s (S&P) National Municipal Bond Index, while the insured Funds lagged the return on the Standard & Poor’s (S&P) Insured National Municipal Bond Index. NCU and NVX exceeded the average return for the Lipper California Municipal Debt Funds Average, while NAC and NZH trailed this measure. All four of the insured Funds trailed the Lipper Single-State Insured Municipal Debt Funds Average.

Key management factors that influenced the Funds’ returns during this period included sector allocation, credit exposure, and duration and yield curve positioning. The use of financial leverage also factored into the Funds’ performance. Leverage is discussed in more detail on page ten.

The predominant factor in the performance of the California Funds during this period was each Fund’s weighting in California state GOs. All of these Funds were underweight in varying degrees, particularly, NAC and NKX, to the tax-supported sector, especially California state GOs, relative to the California market. This underweighting was due to the fact that California state GOs comprise such a large portion (just over 25% as of February 2011) of the tax-supported sector in California that it is difficult to match the market weighting in our portfolios. During this period, due in part to their scarcity and security provisions, California state GOs outperformed the general municipal market by a significant margin. Consequently, the more underweight a Fund was in these credits, the more it hurt that Fund’s relative performance.

Other sectors that outperformed the overall municipal market during this period included industrial development revenue (IDR) and housing. In general, the higher a Fund’s allocation to IDRs, the greater the offset to the negative impact of that Fund’s

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1
The Standard & Poor’s (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

2
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

3
The Lipper California Municipal Debt Funds Average is calculated using the returns of all leveraged and unleveraged closed-end funds in this category for each period as follows: 1-year, 24 funds; 5-year, 24 funds; and 10-year, 12 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

4
The Standard & Poor’s (S&P) Insured National Municipal Bond Index is a national unleveraged, market value-weighted index designed to measure the performance of the insured U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

5
The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 44 funds funds; 5-year, 44 funds; and 10-year, 24 funds. The performance of the Lipper Single-State Insured Municipal Debt Funds Average represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Nuveen Investments	9

underexposure to California state GOs. These Funds generally had relatively small allocations to housing bonds, which limited their participation in the outperformance of this sector.

In contrast, the health care, education and transportation sectors turned in relatively weak performance. The insured segment also failed to keep pace with the general municipal market return for the twelve months. Overall, NAC and NKX were the most negatively impacted by their sector exposures during this period. Our holdings in the “other revenue” sector, specifically tax increment financing district or redevelopment district bonds, also generally performed poorly during this period. Changes to the redevelopment district program, proposed as part of efforts to close gaps in the California state budget, caused concern among both investors and issuers of these bonds. This resulted in heavier supply of redevelopment district bonds in the market, which–in turn–caused the sector to trade off. The California Funds tended to be overweighted in this sector, and its underperformance detracted from their returns.

Credit exposure also played an important role in performance during these twelve months. During the market reversal of late 2010, as the demand for high-yield bonds decreased, prices on lower quality credits generally fell. For the period, bonds rated BBB typically underperformed those rated AAA or A. On the whole, it is our management style to overweight the BBB credit category in the uninsured Funds, and that generally detracted from their performance during this period. NZH, in particular, was hurt by the combination of overexposure to BBB bonds and underexposure to bonds rated A. NCL, NCU and NKL were helped by having the highest allocations to bonds rated A among these Funds.

During this period, municipal bonds with intermediate maturities, especially those in the long intermediate segment of the yield curve, generally outperformed other maturity groupings, with credits at both the shortest and longest ends of the curve posting the weakest returns. For the most part, the effect of the Funds’ duration and yield curve positioning was relatively neutral for performance during this period, especially when compared with the impact of sector allocation and credit exposure. Among these eight Funds, NCU and NKL had the most advantageous yield curve positioning, which had a positive effect on their performance, while NAC’s performance was hampered by its exposure to the underperforming areas of the yield curve.

During this period NCL also entered into forward interest rate swaps to broadly reduce the sensitivity of the Fund to movements in U.S. interest rates.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds’ use of structural leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share

10	Nuveen Investments

returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inception, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares as well as Variable MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including NAC, NZH and NKX) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist

Nuveen Investments	11

it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters (including NKX) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

As of February 28, 2011, the amount of ARPS redeemed by the Funds is shown in the accompanying table.

Fund	Auction Rate Preferred Shares Redeemed	% of Original Auction Rate Preferred Share
NPC	$45,000,000	100.0%
NCL	$95,000,000	100.0%
NCU	$43,000,000	100.0%
NAC	$39,475,000	22.6%
NVX	$70,050,000	63.7%
NZH	$117,500,000	62.8%
NKL	$14,250,000	12.1%
NKX	$45,000,000	100.0%

As noted in previous shareholder reports, NZH has issued and outstanding $86.3 million MTP. During the twelve-month reporting period, NCU and NVX successfully completed the issuance of MTP, which trade on the New York Stock Exchange (NYSE) under the ticker symbols as noted in the following table. The net proceeds from this offering were used to refinance all, or a portion of, each Fund’s remaining outstanding ARPS at par.

Fund	MTP Issued	Series	Rate	NYSE Ticker
NCU	$35,250,000	2015	2.00%	NCU PrC
NVX	$55,000,000	2015	2.05%	NVX PrC

As noted in previous shareholder reports, NKX has issued and outstanding $35.5 million of VRDP. During the twelve-month reporting period, NKX completed a private exchange offer in which all of its Series 1 VRDP Shares were exchanged for Series 2 VRDP Shares.

12	Nuveen Investments

During this twelve-month reporting period, NPC and NCL issued $42.7 million and $74.0 million, respectively, of VRDP to redeem at par their remaining outstanding ARPS. As noted previously, VRDP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other Funds. VRDP shares include a liquidity feature that allows holders of VRDP to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933.

Subsequent to the reporting period, NVX completed the issuance of an additional $42.8 million of 2.35%, Series 2014 MTP. The newly issued MTP shares trade on the NYSE under the symbol “NVX Pr A.” The net proceeds from this offering were used to refinance the Fund’s remaining outstanding ARPS at par. Immediately following its MTP issuance, NVX noticed for redemption at par its remaining $40.0 million ARPS outstanding using the MTP proceeds.

Subsequent to the reporting period, NZH completed the issuance of an additional $27.0 million of 2.35%, Series 2014 MTP. The newly issued MTP shares trade on the NYSE under the symbol “NZH Pr A.” The net proceeds from this offering were used to refinance a portion of the Fund’s remaining outstanding ARPS at par. Immediately following its MTP issuance, NZH noticed for redemption at par $26.3 million of its $69.5 million ARPS outstanding using the MTP proceeds.

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP and VRDP Shares.)

At the time this report was prepared, all 84 of the Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $8.8 billion of the approximately $11.0 billion originally outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments	13

Common Share Dividend
and Share Price Information

During the twelve months ended February 28, 2011, NPC, NCU, NAC, NVX, NKL and NKX each had one monthly dividend increase. The dividends of NCL and NZH remained stable throughout the reporting period.

Due to normal portfolio activity, common shareholders of NPC received a long-term capital gains distribution of $0.0280 per share at the end of 2010.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2011, all of the Funds in this report had positive UNII balances for both tax purposes and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of February 28, 2011, and the since inception of the Funds’ repurchase program, the following Funds have cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Fund’s repurchase program, NAC and NKX have not redeemed any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NPC	17,700	0.3%
NCL	55,700	0.4%
NCU	44,500	0.8%
NAC	-	-
NVX	50,700	0.3%
NZH	12,900	0.1%
NKL	32,700	0.2%
NKX	-	-

14	Nuveen Investments

During the twelve-month reporting period, the following Funds repurchased and retired their common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Fund	Common Shares Repurchased and Retired	Weighted Average Price Per Share Repurchased and Retired	Weighted Average Discount Per Share Repurchased and Retired
NCL	1,200	$12.14	13.47%
NCU	2,400	$11.82	14.53%

As of February 28, 2011, the Funds’ common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	2/28/11 (-) Discount	Twelve-Month Average (-)Discount
NPC	(-)2.71%	(-)6.24%
NCL	(-)4.67%	(-)4.89%
NCU	(-)5.25%	(-)6.11%
NAC	(-)3.79%	(-)4.85%
NVX	(-)4.75%	(-)3.73%
NZH	(-)3.79%	(-)2.06%
NKL	(-)4.96%	(-)3.69%
NKX	(-)8.11%	(-)5.51%

Nuveen Investments	15

NPC	Nuveen Insured California
Performance	Premium Income
OVERVIEW	Municipal Fund, Inc.
as of February 28, 2011

Fund Snapshot
Common Share Price	$13.26
Common Share Net Asset Value (NAV)	$13.63
Premium/(Discount) to NAV	-2.71%
Market Yield	6.56%
Taxable-Equivalent Yield1	10.05%
Net Assets Applicable to Common Shares ($000)	$87,827

Average Annual Total Return (Inception 11/19/92)
	On Share Price	On NAV
1-Year	6.29%	-1.75%
5-Year	2.20%	2.73%
10-Year	5.00%	4.65%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	32.8%
Tax Obligation/General	24.1%
U.S. Guaranteed	19.4%
Water and Sewer	12.3%
Other	11.4%

Insurers4
(as a % of total Insured investments)
NPFG5	31.8%
AGM	25.6%
AMBAC	20.1%
FGIC	13.9%
AGC	6.6%
SYNCORA GTY	2.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 80% of the Fund’s total investments are invested in Insured securities.

3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.
6	The Fund paid shareholders a capital gains distribution in November 2010 of $0.0280 per share.

16	Nuveen Investments

NCL	Nuveen Insured California
Performance	Premium Income
OVERVIEW	Municipal Fund 2, Inc.
as of February 28, 2011

Fund Snapshot
Common Share Price	$12.45
Common Share Net Asset Value (NAV)	$13.06
Premium/(Discount) to NAV	-4.67%
Market Yield	6.94%
Taxable-Equivalent Yield1	10.63%
Net Assets Applicable to Common Shares ($000)	$165,359

Average Annual Total Return
(Inception 3/18/93)
	On Share Price	On NAV
1-Year	4.38%	-0.72%
5-Year	2.06%	2.64%
10-Year	4.56%	4.64%

Portfolio Composition4,6
(as a % of total investments)
Tax Obligation/Limited	40.7%
Tax Obligation/General	21.7%
Water and Sewer	14.5%
Utilities	5.7%
Transportation	5.1%
Other	12.3%

Insurers4,6
(as a % of total Insured investments)
AMBAC	29.5%
AGM	21.4%
FGIC	18.7%
NPFG5	18.7%
AGC	11.1%
SYNCORA GTY	0.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 91% of the Fund’s total investments are invested in Insured securities.

3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.
6	Excluding investments in derivatives.

Nuveen Investments	17

NCU	Nuveen California
Performance	Premium Income
OVERVIEW	Municipal Fund
as of February 28, 2011

Fund Snapshot
Common Share Price	$12.28
Common Share Net Asset Value (NAV)	$12.96
Premium/(Discount) to NAV	-5.25%
Market Yield	7.08%
Taxable-Equivalent Yield1	10.84%
Net Assets Applicable to Common Shares ($000)	$74,275

Average Annual Total Return
(Inception 6/18/93)
	On Share Price	On NAV
1-Year	8.34%	0.63%
5-Year	3.01%	2.78%
10-Year	4.77%	5.17%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	30.1%
Health Care	18.8%
Tax Obligation/General	18.6%
U.S. Guaranteed	8.9%
Utilities	5.4%
Water and Sewer	4.5%
Other	13.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

18	Nuveen Investments

NAC	Nuveen California
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of February 28, 2011

Fund Snapshot
Common Share Price	$12.20
Common Share Net Asset Value (NAV)	$12.68
Premium/(Discount) to NAV	-3.79%
Market Yield	7.33%
Taxable-Equivalent Yield1	11.23%
Net Assets Applicable to Common Shares ($000)	$297,629

Average Annual Total Return
(Inception 5/26/99)
	On Share Price	On NAV
1-Year	3.54%	-2.57%
5-Year	1.33%	2.06%
10-Year	5.08%	5.06%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		23.9%
Health Care		18.5%
Tax Obligation/General		14.6%
U.S. Guaranteed		12.0%
Transportation		9.2%
Water and Sewer		5.9%
Education and Civic Organizations		4.5%
Other		11.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	19

NVX	Nuveen California
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of February 28, 2011

Fund Snapshot
Common Share Price	$12.83
Common Share Net Asset Value (NAV)	$13.47
Premium/(Discount) to NAV	-4.75%
Market Yield	7.48%
Taxable-Equivalent Yield1	11.45%
Net Assets Applicable to Common Shares ($000)	$198,675

Average Annual Total Return
(Inception 3/27/01)
	On Share Price	On NAV
1-Year	1.37%	-0.64%
5-Year	3.16%	3.05%
Since Inception	4.69%	5.31%

Portfolio Composition3
(as a % of total investments)
Health Care	17.0%
U.S. Guaranteed	16.6%
Tax Obligation/General	14.2%
Tax Obligation/Limited	10.8%
Transportation	8.6%
Water and Sewer	7.5%
Utilities	6.3%
Education and Civic Organizations	6.0%
Other	13.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

20	Nuveen Investments

NZH	Nuveen California
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 3
as of February 28, 2011

Fund Snapshot
Common Share Price	$11.67
Common Share Net Asset Value (NAV)	$12.13
Premium/(Discount) to NAV	-3.79%
Market Yield	7.71%
Taxable-Equivalent Yield1	11.81%
Net Assets Applicable to Common Shares ($000)	$292,563

Average Annual Total Return
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	-1.21%	-1.40%
5-Year	1.67%	1.55%
Since Inception	3.59%	4.20%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	28.4%
Health Care	20.7%
U.S. Guaranteed	14.1%
Tax Obligation/General	8.6%
Consumer Staples	5.1%
Transportation	4.9%
Water and Sewer	4.1%
Other	14.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	21

NKL	Nuveen Insured California
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of February 28, 2011

Fund Snapshot
Common Share Price	$13.02
Common Share Net Asset Value (NAV)	$13.70
Premium/(Discount) to NAV	-4.96%
Market Yield	7.24%
Taxable-Equivalent Yield1	11.09%
Net Assets Applicable to Common Shares ($000)	$208,950

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	1.81%	-0.75%
5-Year	2.83%	3.08%
Since Inception	4.65%	5.48%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	31.5%
Tax Obligation/General	19.9%
U.S. Guaranteed	12.3%
Utilities	10.3%
Water and Sewer	9.6%
Health Care	4.2%
Other	12.2%

Insurers4
(as a % of total Insured investments)
AGM	26.2%
AMBAC	25.3%
NFPG5	21.8%
FGIC	18.0%
SYNCORA GTY	6.3%
Other	2.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 82% of the Fund’s total investments are invested in Insured securities.

3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.

22	Nuveen Investments

NKX	Nuveen Insured California
Performance	Tax-Free Advantage
OVERVIEW	Municipal Fund
as of February 28, 2011

Fund Snapshot
Common Share Price	$11.78
Common Share Net Asset Value (NAV)	$12.82
Premium/(Discount) to NAV	-8.11%
Market Yield	6.83%
Taxable-Equivalent Yield1	10.46%
Net Assets Applicable to Common Shares ($000)	$75,493

Average Annual Total Return
(Inception 11/21/02)
	On Share Price	On NAV
1-Year	-2.71%	-3.18%
5-Year	1.54%	2.23%
Since Inception	2.82%	4.24%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	31.0%
Health Care	17.1%
U.S. Guaranteed	13.9%
Tax Obligation/General	12.7%
Water and Sewer	8.3%
Transportation	5.5%
Long-Term Care	5.2%
Other	6.3%

Insurers4
(as a % of total Insured investments)
AMBAC	46.3%
NPFG5	20.1%
AGM	11.8%
AGC	8.5%
BHAC	5.3%
SYNCORA GTY	4.5%
FGIC	3.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 77% of the Fund’s total investments are invested in Insured securities.

3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.

Nuveen Investments	23

NPC	Shareholder Meeting Report (Unaudited)
NCL
NCU
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 16, 2010; at this meeting the shareholders were asked to vote on the election of Board Members. The meeting for NCU was subsequently adjourned to January 6, 2011.

	NPC		NCL		NCU
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	5,650,329	—	11,293,238	—	—	—
Withhold	193,455	—	381,470	—	—	—
Total	5,843,784	—	11,674,708	—	—	—
Robert P. Bremner
For	5,645,734	—	11,285,270	—	—	—
Withhold	198,050	—	389,438	—	—	—
Total	5,843,784	—	11,674,708	—	—	—
Jack B. Evans
For	5,650,760	—	11,288,116	—	—	—
Withhold	193,024	—	386,592	—	—	—
Total	5,843,784	—	11,674,708	—	—	—
William C. Hunter
For	—	427	—	1,062	—	820
Withhold	—	—	—	77	—	9
Total	—	427	—	1,139	—	829
David J. Kundert
For	5,641,515	—	11,296,638	—	—	—
Withhold	202,269	—	378,070	—	—	—
Total	5,843,784	—	11,674,708	—	—	—
William J. Schneider
For	—	427	—	1,062	—	820
Withhold	—	—	—	77	—	9
Total	—	427	—	1,139	—	829
Judith M. Stockdale
For	5,647,286	—	11,282,620	—	5,245,663	—
Withhold	196,498	—	392,088	—	207,556	—
Total	5,843,784	—	11,674,708	—	5,453,219	—
Carole E. Stone
For	5,651,473	—	11,283,374	—	5,250,890	—
Withhold	192,311	—	391,334	—	202,329	—
Total	5,843,784	—	11,674,708	—	5,453,219	—
Terence J. Toth
For	5,649,729	—	11,296,638	—	—	—
Withhold	194,055	—	378,070	—	—	—
Total	5,843,784	—	11,674,708	—	—	—

24	Nuveen Investments

NAC
NVX
NZH

	NAC		NVX		NZH
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	1,930	—	2,042	—	7,531,100
Withhold	—	58	—	399	—	77,674
Total	—	1,988	—	2,441	—	7,608,774
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William J. Schneider
For	—	1,915	—	2,042	—	7,531,100
Withhold	—	73	—	399	—	77,674
Total	—	1,988	—	2,441	—	7,608,774
Judith M. Stockdale
For	21,577,697	—	13,290,555	—	29,273,472	—
Withhold	702,714	—	392,863	—	718,005	—
Total	22,280,411	—	13,683,418	—	29,991,477	—
Carole E. Stone
For	21,601,337	—	13,287,631	—	29,429,217	—
Withhold	679,074	—	395,787	—	562,260	—
Total	22,280,411	—	13,683,418	—	29,991,477	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

Nuveen Investments	25

NKL	Shareholder Meeting Report (continued) (Unaudited)
NKX

	NKL		NKX
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Robert P. Bremner
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Jack B. Evans
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
William C. Hunter
For	—	1,778	—	177
Withhold	—	3	—	—
Total	—	1,781	—	177
David J. Kundert
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
William J. Schneider
For	—	1,778	—	177
Withhold	—	3	—	—
Total	—	1,781	—	177
Judith M. Stockdale
For	13,887,275	—	5,318,645	—
Withhold	512,893	—	124,243	—
Total	14,400,168	—	5,442,888	—
Carole E. Stone
For	13,887,275	—	5,318,645	—
Withhold	512,893	—	124,243	—
Total	14,400,168	—	5,442,888	—
Terence J. Toth
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—

26	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Insured California Premium Income Municipal Fund, Inc.
Nuveen Insured California Premium Income Municipal Fund 2, Inc.
Nuveen California Premium Income Municipal Fund
Nuveen California Dividend Advantage Municipal Fund
Nuveen California Dividend Advantage Municipal Fund 2
Nuveen California Dividend Advantage Municipal Fund 3
Nuveen Insured California Dividend Advantage Municipal Fund
Nuveen Insured California Tax-Free Advantage Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund (the “Funds”) as of February 28, 2011, and the related statements of operations and cash flows (Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, and Nuveen Insured California Tax-Free Advantage Municipal Fund only) for the year then ended, the statements of changes in net assets for the periods indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund at February 28, 2011, and the results of their operations and cash flows (Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, and Nuveen Insured California Tax-Free Advantage Municipal Fund only) for the year then ended, the changes in their net assets for the periods indicated therein, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 27, 2011

Nuveen Investments	27

Nuveen Insured California Premium Income Municipal Fund, Inc.
NPC	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 4.8% (3.3% of Total Investments)
$750	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	Baa1	$749,963
1,500	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	1,502,700
2,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	1,970,960
4,250	Total Education and Civic Organizations			4,223,623
	Health Care – 7.2% (4.9% of Total Investments)
3,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Sutter Health, Series 1998A, 5.375%, 8/15/30 – NPFG Insured	8/11 at 100.00	AA–	2,869,170
724	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	532,343
1,500	California Statewide Community Development Authority, Certificates of Participation, Sutter Health Obligated Group, Series 1999, 5.500%, 8/15/19 – AGM Insured	8/11 at 100.00	AA+	1,505,460
1,480	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	1,411,994
6,704	Total Health Care			6,318,967
	Housing/Single Family – 0.1% (0.1% of Total Investments)
110	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	111,735
	Long-Term Care – 1.5% (1.0% of Total Investments)
1,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	No Opt. Call	A–	1,278,575
	Tax Obligation/General – 35.2% (24.1% of Total Investments)
	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A:
1,890	5.250%, 8/01/23 – NPFG Insured	8/14 at 100.00	AA–	2,005,233
1,250	5.250%, 8/01/25 – NPFG Insured	8/14 at 100.00	AA–	1,302,638
	El Segundo Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004:
2,580	5.250%, 9/01/21 – FGIC Insured	9/14 at 100.00	AA–	2,745,455
1,775	5.250%, 9/01/22 – FGIC Insured	9/14 at 100.00	AA–	1,893,748
1,130	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Trust 2668, 9.469%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AA+	1,135,401
1,225	Fresno Unified School District, Fresno County, California, General Obligation Refunding Bonds, Series 1998A, 6.550%, 8/01/20 – NPFG Insured	2/13 at 103.00	Aa3	1,360,975
1,180	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/21 – FGIC Insured	8/13 at 100.00	A+	1,202,137
3,000	Pomona Unified School District, Los Angeles County, California, General Obligation Refunding Bonds, Series 1997A, 6.500%, 8/01/19 – NPFG Insured	8/11 at 103.00	A	3,149,610
160	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	160,845
3,000	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured	7/15 at 100.00	Aa2	3,007,350

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 2001C:
$1,335	5.000%, 7/01/21 – AGM Insured	7/11 at 102.00	AA+	$1,380,257
3,500	5.000%, 7/01/22 – AGM Insured	7/11 at 102.00	AA+	3,618,650
4,895	5.000%, 7/01/23 – AGM Insured	7/11 at 102.00	AA+	5,060,941
3,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 – AGM Insured	No Opt. Call	AA+	2,915,340
29,920	Total Tax Obligation/General			30,938,580
	Tax Obligation/Limited – 48.0% (32.8% of Total Investments)
1,000	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	8/11 at 101.00	AA+	1,001,790
	California Infrastructure Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	12/13 at 100.00	AA	1,257,185
1,615	5.000%, 12/01/21 – AMBAC Insured	12/13 at 100.00	AA	1,654,309
195	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	179,121
595	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	461,006
3,190	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 4.500%, 9/01/27 – NPFG Insured	9/15 at 100.00	Baa1	2,610,186
1,900	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 98-1, Series 2002, 5.100%, 9/01/25 – AMBAC Insured	9/12 at 100.00	N/R	1,746,233
5,000	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001, 5.250%, 1/01/34 – AMBAC Insured	7/11 at 100.00	A2	4,551,000
3,180	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 9.229%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AA+	2,100,390
700	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	447,608
435	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Series 2003A, 5.000%, 9/01/20 – AMBAC Insured	9/13 at 100.00	A	429,754
345	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	278,698
895	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AA+	932,867
1,500	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	1,318,080
3,150	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	2,441,219
7,000	Rancho Cucamonga Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/34 – NPFG Insured	9/17 at 100.00	A+	5,611,620
165	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	130,380
205	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	197,743

Nuveen Investments	29

Nuveen Insured California Premium Income Municipal Fund, Inc. (continued)
NPC	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AA+	$4,632,116
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	A2	1,232,010
3,565	Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A, 5.000%, 9/01/25 – AGM Insured	9/15 at 100.00	AA+	3,469,957
3,250	Tustin Community Redevelopment Agency, California, Tax Allocation Housing	9/20 at 100.00	AA+	3,058,153
	Bonds Series 2010, 5.250%, 9/01/39 – AGM Insured
2,805	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, General Obligation Refunding Bonds, Series 2001A, 5.000%, 10/01/31 – NPFG Insured	10/11 at 100.00	A2	2,435,441
48,555	Total Tax Obligation/Limited			42,176,866
	Transportation – 2.7% (1.9% of Total Investments)
2,400	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	2,365,800
	U.S. Guaranteed – 28.5% (19.4% of Total Investments) (4)
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	AAA	8,417,157
5,135	Palmdale Community Redevelopment Agency, California, Single Family Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	6,447,095
6,220	Riverside County, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1987B, 9.000%, 5/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	8,305,255
1,485	San Jose, California, Single Family Mortgage Revenue Bonds, Series 1985A, 9.500%, 10/01/13 (ETM)	No Opt. Call	Aaa	1,813,556
18,840	Total U.S. Guaranteed			24,983,063
	Utilities – 0.3% (0.2% of Total Investments)
345	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	287,575
	Water and Sewer – 18.0% (12.3% of Total Investments)
2,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Tender Option Bond Trust 3145, 18.296%, 5/01/40 – AGM Insured (IF)	5/19 at 100.00	AA+	1,536,656
5,255	El Dorado Irrigation District, California, Water and Sewer Certificates of Participation, Series 2003A, 5.000%, 3/01/20 – FGIC Insured	3/13 at 100.00	A1	5,393,732
1,230	El Dorado Irrigation District, California, Water and Sewer Certificates of Participation, Series 2004A, 5.000%, 3/01/21 – FGIC Insured	3/14 at 100.00	A1	1,257,773
235	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	217,596
5,000	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A+	4,666,350

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$220	Marina Coast Water District, California, Enterprise Certificate of Participation,	6/16 at 100.00	AA–	$209,352
	Series 2006, 5.000%, 6/01/31 – NPFG Insured
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%,	9/16 at 100.00	N/R	1,134,060
	9/01/34 – SYNCORA GTY Insured
1,345	West Basin Municipal Water District, California, Revenue Certificates of Participation, Series 2003A, 5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa2	1,430,811
16,985	Total Water and Sewer			15,846,330
$129,359	Total Investments (cost $131,627,729) – 146.3%			128,531,114
	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.6)% (5)			(42,700,000)
	Other Assets Less Liabilities – 2.3%			1,995,907
	Net Assets Applicable to Common Shares – 100%			$87,827,021

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.2%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	31

Nuveen Insured California Premium Income Municipal Fund 2, Inc.
NCL	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 5.4% (3.5% of Total Investments)
$585	California Educational Facilities Authority, Revenue Bonds, University of the	5/11 at 100.00	A2	$587,001
	Pacific, Series 2000, 5.875%, 11/01/20 – NPFG Insured
750	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	Baa1	749,963
1,500	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	1,502,700
6,000	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/27 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	6,038,880
8,835	Total Education and Civic Organizations			8,878,544
	Health Care – 4.7% (3.1% of Total Investments)
1,410	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	1,036,745
4,690	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	4,474,495
2,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 – NPFG Insured	5/15 at 101.00	Aa2	1,624,060
650	University of California, Hospital Revenue Bonds, UCLA Medical Center, Series 2004A, 5.500%, 5/15/18 – AMBAC Insured	5/12 at 101.00	N/R	665,802
8,750	Total Health Care			7,801,102
	Housing/Single Family – 1.0% (0.6% of Total Investments)
215	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	218,391
1,350	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 5.500%, 2/01/42 – AMBAC Insured (Alternative Minimum Tax)	2/16 at 100.00	Aaa	1,372,383
1,565	Total Housing/Single Family			1,590,774
	Long-Term Care – 1.4% (0.9% of Total Investments)
1,575	California Health Facilities Financing Authority, Insured Revenue Bonds, California-Nevada Methodist Homes, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A–	1,330,481
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	No Opt. Call	A–	1,022,860
2,575	Total Long-Term Care			2,353,341
	Tax Obligation/General – 33.2% (21.7% of Total Investments)
1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 – FGIC Insured	8/16 at 100.00	A–	1,429,603
3,000	California State, General Obligation Bonds, Series 2006, 4.500%, 9/01/36 – AGM Insured	9/16 at 100.00	AA+	2,506,650
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	6,308,700
4,200	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 – AGM Insured	8/18 at 100.00	AA+	3,392,004
2,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	AA+	2,480,350
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
3,490	5.000%, 8/01/27 – AGC Insured	8/19 at 100.00	AA+	3,441,803
3,545	5.000%, 8/01/28 – AGC Insured	8/19 at 100.00	AA+	3,466,230
3,110	5.000%, 8/01/29 – AGC Insured	8/19 at 100.00	AA+	3,006,313
2,210	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Trust 2668, 9.469%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AA+	2,220,564

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,255	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	AA+	$1,281,242
4,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 7/01/24 – AGM Insured	7/17 at 100.00	AA+	3,886,360
	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C:
2,110	5.000%, 8/01/21 – AGM Insured (UB)	8/14 at 102.00	AA+	2,201,891
3,250	5.000%, 8/01/22 – AGM Insured (UB)	8/14 at 102.00	AA+	3,511,723
3,395	5.000%, 8/01/23 – AGM Insured (UB)	8/14 at 102.00	AA+	3,645,551
1,270	Merced City School District, Merced County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/22 – FGIC Insured	8/13 at 100.00	A	1,307,630
305	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	306,610
2,500	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured	7/15 at 100.00	Aa2	2,506,125
1,125	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	Aa1	649,046
2,000	San Francisco Community College District, California, General Obligation Bonds, Series 2002A, 5.000%, 6/15/26 – FGIC Insured	6/11 at 101.00	Aa2	1,964,200
2,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 – AGM Insured	No Opt. Call	AA+	1,943,560
1,000	San Ramon Valley Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – AGM Insured	8/14 at 100.00	AA+	1,029,550
2,445	Washington Unified School District, Yolo County, California, General Obligation Bonds, Series 2004A, 5.000%, 8/01/21 – FGIC Insured	8/13 at 100.00	A+	2,514,682
56,135	Total Tax Obligation/General			55,000,387
	Tax Obligation/Limited – 62.5% (40.7% of Total Investments)
	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
5,130	0.000%, 9/01/18 – AGM Insured	No Opt. Call	AA+	3,607,673
8,000	0.000%, 9/01/21 – AGM Insured	No Opt. Call	AA+	4,308,400
2,235	Antioch Public Financing Authority, California, Lease Revenue Refunding Bonds, Municipal Facilities Project, Refunding Series 2002A, 5.500%, 1/01/32 – NPFG Insured	5/11 at 100.00	A	2,207,532
	California Infrastructure Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,535	5.000%, 12/01/20 – AMBAC Insured	12/13 at 100.00	AA	1,580,973
1,780	5.000%, 12/01/23 – AMBAC Insured	12/13 at 100.00	AA	1,802,268
3,725	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2005J, 5.000%, 1/01/17 – AMBAC Insured	1/16 at 100.00	A2	3,940,231
4,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	3,951,160
380	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	349,057
7,000	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 4.500%, 9/01/27 – NPFG Insured	9/15 at 100.00	Baa1	5,727,680
1,430	Cloverdale Community Development Agency, California, Tax Allocation Refunding Bonds, Cloverdale Redevelopment Project Series 2006, 5.000%,	No Opt. Call	A–	1,119,819
	8/01/36 – AMBAC Insured
5,225	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001, 5.000%, 1/01/21 – AMBAC Insured	7/11 at 100.00	A2	5,227,613
8,280	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/32 – AMBAC Insured	10/15 at 100.00	A	6,836,382

Nuveen Investments	33

Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
NCL	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
$7,250	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA+	$6,328,960
7,500	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA+	6,226,875
6,215	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 9.229%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AA+	4,105,008
2,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 10.395%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	810,080
875	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	559,510
1,700	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,353,302
5,000	La Quinta Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 5.200%, 9/01/28 – AMBAC Insured	3/11 at 100.00	A+	4,644,250
2,185	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,765,087
1,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AA+	1,042,310
4,000	Los Angeles, California, Certificates of Participation, Municipal Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 – AMBAC Insured	6/13 at 100.00	A+	3,788,920
3,000	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	2,636,160
6,120	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	4,742,939
2,810	Oakland Joint Powers Financing Authority, California, Lease Revenue Bonds, Administration Building Projects, Series 2008B, 5.000%, 8/01/21 – AGC Insured	8/18 at 100.00	AA+	2,932,544
1,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured	11/14 at 102.00	A	935,340
4,140	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A, 5.000%, 6/01/28 – AMBAC Insured	6/13 at 101.00	A–	3,758,375
390	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	12/12 at 100.00	Baa1	362,033
325	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	256,809
1,000	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2004, 5.000%, 9/01/25 – NPFG Insured	9/13 at 100.00	A–	901,770
2,500	Roseville Financing Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	1,907,450
405	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	390,663
4,655	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	3/11 at 101.00	Baa1	4,666,079
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	A2	1,232,010
5,510	Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A, 5.000%, 9/01/28 – AGM Insured	9/15 at 100.00	AA+	5,235,437
1,205	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	No Opt. Call	AA+	1,154,306
1,020	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	928,730
122,025	Total Tax Obligation/Limited			103,323,735

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 7.7% (5.1% of Total Investments)
$6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/18 – NPFG Insured	7/11 at 70.31	Baa1	$3,957,005
4,000	Orange County Transportation Authority, California, Toll Road Revenue Bonds, 91 Express Lanes Project, Series 2003A, 5.000%, 8/15/18 – AMBAC Insured	8/13 at 100.00	A1	4,237,560
5,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	5/11 at 100.00	A1	4,583,300
15,500	Total Transportation			12,777,865
	U.S. Guaranteed – 6.5% (4.2% of Total Investments) (4)
1,705	Central Unified School District, Fresno County, California, General Obligation	3/11 at 100.00	AAA	1,743,226
	Bonds, Series 1993, 5.625%, 3/01/18 – AMBAC Insured (ETM)
	Manteca Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2004:
1,000	5.250%, 8/01/21 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	AA+ (4)	1,142,780
1,000	5.250%, 8/01/22 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	AA+ (4)	1,142,780
4,320	Riverside County, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1987B, 8.625%, 5/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	5,689,224
905	University of California, Hospital Revenue Bonds, UCLA Medical Center, Series 2004A, 5.500%, 5/15/18 (Pre-refunded 5/15/12) – AMBAC Insured	5/12 at 101.00	N/R (4)	968,006
8,930	Total U.S. Guaranteed			10,686,016
	Utilities – 8.7% (5.7% of Total Investments)
670	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	558,479
100	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%,	6/11 at 101.00	N/R	100,144
	12/01/19 – AMBAC Insured
1,950	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.250%, 8/01/27 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	A+	1,763,502
	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A:
2,800	5.000%, 7/01/24 – NPFG Insured	7/13 at 100.00	A1	2,858,716
5,000	5.000%, 7/01/28 – NPFG Insured	7/13 at 100.00	A1	5,058,000
4,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	No Opt. Call	AA–	4,062,600
14,520	Total Utilities			14,401,441
	Water and Sewer – 22.3% (14.5% of Total Investments)
1,100	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Tender Option Bond Trust 3145, 18.296%, 5/01/40 – AGM Insured (IF)	5/19 at 100.00	AA+	768,328
2,000	El Dorado Irrigation District, California, Water and Sewer Certificates of Participation, Series 2004A, 5.000%, 3/01/21 – FGIC Insured	3/14 at 100.00	A1	2,045,160
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA+	690,585
460	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	425,932
2,700	Los Angeles County Sanitation Districts Financing Authority, California, Senior Revenue Bonds, Capital Projects, Series 2003A, 5.000%, 10/01/21 – AGM Insured	10/13 at 100.00	AA+	2,868,021
2,000	Los Angeles, California, Wastewater System Revenue Bonds, Series 2005A, 4.500%, 6/01/29 – NPFG Insured	6/15 at 100.00	AA	1,895,960

Nuveen Investments	35

Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
NCL	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$430	Marina Coast Water District, California, Enterprise Certificate of Participation,	6/16 at 100.00	AA–	$409,188
	Series 2006, 5.000%, 6/01/31 – NPFG Insured
12,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.000%, 2/01/33 – FGIC Insured (UB)	8/13 at 100.00	AAA	12,006,360
1,520	San Buenaventura, California, Water Revenue Certificates of Participation, Series 2004, 5.000%, 10/01/25 – AMBAC Insured	10/14 at 100.00	AA	1,529,105
1,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	953,530
3,675	San Dieguito Water District, California, Water Revenue Bonds, Refunding Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	AA+	3,817,884
	Santa Clara Valley Water District, California, Certificates of Participation, Series 2004A:
1,400	5.000%, 2/01/19 – FGIC Insured	2/14 at 100.00	AA+	1,467,088
445	5.000%, 2/01/20 – FGIC Insured	2/14 at 100.00	AA+	462,791
465	5.000%, 2/01/21 – FGIC Insured	2/14 at 100.00	AA+	480,373
2,500	West Basin Municipal Water District, California, Revenue Certificates of Participation, Series 2003A, 5.000%, 8/01/30 – NPFG Insured	8/13 at 100.00	Aa2	2,501,025
	Yorba Linda Water District, California, Certificates of Participation, Highland Reservoir Renovation, Series 2003:
2,010	5.000%, 10/01/28 – FGIC Insured	10/13 at 100.00	AAA	2,016,693
2,530	5.000%, 10/01/33 – FGIC Insured	10/13 at 100.00	AAA	2,502,873
36,985	Total Water and Sewer			36,840,896
$275,820	Total Investments (cost $266,167,428) – 153.4%			253,654,101
	Floating Rate Obligations – (10.8)%			(17,880,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.8)% (5)			(74,000,000)
	Other Assets Less Liabilities – 2.2% (6)			3,585,116
	Net Assets Applicable to Common Shares – 100%			$165,359,217

36	Nuveen Investments

Investments in Derivatives

Forward Swaps outstanding at February 28, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley	$5,750,000	Receive	3-Month USD-LIBOR	4.431%	Semi-Annually	2/17/12	2/17/30	$(15,872)

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.2%.
(6)	Other Assets Less Liabilities includes the Value and/or the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.
(7)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar – London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen California Premium Income Municipal Fund
NCU	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.7% (4.3% of Total Investments)
$1,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	6/12 at 100.00	Baa3	$1,364,190
215	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	197,714
2,920	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/12 at 100.00	Baa3	2,618,014
1,350	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	Baa3	773,618
5,985	Total Consumer Staples			4,953,536
	Education and Civic Organizations – 6.0% (3.9% of Total Investments)
70	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	58,962
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
45	5.000%, 11/01/21	11/15 at 100.00	A2	46,695
60	5.000%, 11/01/25	11/15 at 100.00	A2	60,356
1,112	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.166%, 3/01/33 (IF)	3/18 at 100.00	Aa2	979,160
2,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	1,970,960
1,245	University of California, General Revenue Bonds, Series 2003A, 5.125%, 5/15/17 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	1,339,060
4,532	Total Education and Civic Organizations			4,455,193
	Energy – 0.6% (0.4% of Total Investments)
500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	419,980
	Health Care – 28.7% (18.8% of Total Investments)
3,435	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15 (5)	5/11 at 100.00	N/R	2,746,970
155	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	130,738
3,525	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	3,026,812
1,500	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31	8/11 at 102.00	A+	1,441,515
685	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa2	553,021
377	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	276,833
1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007A, 5.000%, 10/01/37	10/17 at 100.00	A–	818,870
1,740	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB	1,507,501
490	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	410,336
730	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	661,212
3,000	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,262,620

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,100	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	$2,088,912
1,690	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,429,858
760	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	819,219
1,450	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,289,340
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	Aa2	895,470
23,637	Total Health Care			21,359,227
	Housing/Multifamily – 0.6% (0.4% of Total Investments)
500	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	455,610
	Housing/Single Family – 3.2% (2.1% of Total Investments)
2,500	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A	2,301,300
100	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	101,577
2,600	Total Housing/Single Family			2,402,877
	Industrials – 0.7% (0.4% of Total Investments)
500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	502,295
	Tax Obligation/General – 28.4% (18.6% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
1,300	5.500%, 11/01/39	11/19 at 100.00	A1	1,291,537
2,350	6.000%, 11/01/39	11/19 at 100.00	A1	2,430,817
1,500	California, General Obligation Bonds, Series 2003, 5.000%, 2/01/31 – NPFG Insured	2/13 at 100.00	A1	1,447,650
4,000	California, General Obligation Veterans Welfare Bonds, Series 1999BR, 5.300%, 12/01/29 (Alternative Minimum Tax)	6/11 at 100.00	AA	3,805,680
6,000	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	AA+	5,911,260
2,755	Pomona Unified School District, Los Angeles County, California, General Obligation Refunding Bonds, Series 1997A, 6.150%, 8/01/15 – NPFG Insured	8/11 at 103.00	A	2,892,364
15	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/22 – NPFG Insured	8/14 at 100.00	AA	16,276
135	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	135,713
1,355	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	9/15 at 100.00	Aa1	1,374,526
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	1,827,388
27,755	Total Tax Obligation/General			21,133,211

Nuveen Investments	39

Nuveen California Premium Income Municipal Fund (continued)
NCU	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 46.1% (30.1% of Total Investments)
$1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	10/13 at 100.00	N/R	$774,500
	California Infrastructure Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,695	5.000%, 12/01/22 – AMBAC Insured	12/13 at 100.00	AA	1,725,442
1,865	5.000%, 12/01/24 – AMBAC Insured	12/13 at 100.00	AA	1,880,480
5,920	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured	5/11 at 100.50	A2	5,965,110
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	987,790
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	2,054,020
535	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	583,262
165	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	151,564
500	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	387,400
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
75	5.000%, 9/01/26	9/16 at 100.00	N/R	66,183
175	5.125%, 9/01/36	9/16 at 100.00	N/R	144,095
3,500	Livermore Redevelopment Agency, California, Tax Allocation Revenue Bonds, Livermore Redevelopment Project Area, Series 2001A, 5.000%, 8/01/26 – NPFG Insured	8/11 at 100.00	BBB+	3,110,450
310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	250,424
2,000	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	1,757,440
3,230	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2005, 5.000%, 8/01/35 – NPFG Insured	8/15 at 100.00	A–	2,553,057
155	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	122,478
190	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	183,274
1,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	A1	1,549,545
3,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A1	3,099,090
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	AA–	2,020,420
	San Marcos Public Facilities Authority, California, Revenue Refunding Bonds, Series 1998:
1,500	5.800%, 9/01/18	3/11 at 100.00	Baa3	1,509,135
1,000	5.800%, 9/01/27	3/11 at 100.00	Baa3	965,530
325	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	AA–	292,653
2,050	Santa Barbara County, California, Certificates of Participation, Series 2001, 5.250%, 12/01/19 – AMBAC Insured	12/11 at 102.00	AA+	2,148,851
35,690	Total Tax Obligation/Limited			34,282,193

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 3.4% (2.2% of Total Investments)
$780	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	$782,223
220	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.393%, 10/01/32 (IF)	4/18 at 100.00	AA	207,530
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	7/11 at 100.00	BBB–	1,526,900
3,000	Total Transportation			2,516,653
	U.S. Guaranteed – 13.7% (8.9% of Total Investments) (4)
2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	2,128,220
3,000	California Infrastructure Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	AAA	3,463,770
370	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	AAA	418,711
3,495	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/21 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	3,872,320
255	University of California, General Revenue Bonds, Series 2003A, 5.125%, 5/15/17 (Pre-refunded 5/15/13) – AMBAC Insured (UB)	5/13 at 100.00	Aa1 (4)	278,353
9,120	Total U.S. Guaranteed			10,161,374
	Utilities – 8.3% (5.4% of Total Investments)
890	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	802,041
275	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–	290,758
295	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	245,897
4,580	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/20 – AGM Insured	8/12 at 100.00	AA+	4,797,184
6,040	Total Utilities			6,135,880
	Water and Sewer – 6.9% (4.5% of Total Investments)
1,125	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/23 – AMBAC Insured	6/14 at 100.00	AA+	1,149,491
205	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	189,818
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.258%, 7/01/35 (IF)	7/19 at 100.00	AAA	692,566

Nuveen Investments	41

Nuveen California Premium Income Municipal Fund (continued)
NCU	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,500	Orange County Water District, California, Revenue Certificates of Participation, Tender Option Bond Trust 11782-1, 17.636%, 2/15/35 (IF)	8/20 at 100.00	AAA	$1,389,420
1,795	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems Project, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	A+	1,672,669
5,295	Total Water and Sewer			5,093,964
$125,154	Total Investments (cost $117,924,375) – 153.3%			113,871,993
	Floating Rate Obligations – (9.0)%			(6,650,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (47.5)% (6)			(35,250,000)
	Other Assets Less Liabilities – 3.2%			2,303,486
	Net Assets Applicable to Common Shares – 100%			$74,275,479

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.0%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

42	Nuveen Investments

Nuveen California Dividend Advantage Municipal Fund
NAC	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.7% (4.3% of Total Investments)
$905	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	$832,238
7,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	5,008,200
24,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	Baa3	13,905,058
32,670	Total Consumer Staples			19,745,496
	Education and Civic Organizations – 7.0% (4.5% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	244,273
10,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (UB)	10/17 at 100.00	AA+	9,193,900
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	207,532
265	5.000%, 11/01/25	11/15 at 100.00	A2	266,571
4,685	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.166%, 3/01/33 (IF)	3/18 at 100.00	Aa2	4,125,330
610	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	567,831
3,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.500%, 11/01/17 – AMBAC Insured	11/11 at 100.00	BBB	3,022,020
2,900	University of California, General Revenue Bonds, Series 2003A, 5.125%, 5/15/17 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	3,119,095
21,950	Total Education and Civic Organizations			20,746,552
	Health Care – 28.5% (18.5% of Total Investments)
2,160	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/15	3/13 at 100.00	A	2,242,771
660	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	556,690
14,895	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	12,789,890
6,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	6,511,455
1,120	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	983,640
5,500	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	5,484,380
	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A:
810	4.800%, 7/15/17	No Opt. Call	N/R	802,070
3,325	5.125%, 7/15/31	7/17 at 100.00	N/R	2,718,487
1,760	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/24	7/15 at 100.00	BBB	1,621,594
10,140	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	8,491,439
3,095	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	2,803,358

Nuveen Investments	43

Nuveen California Dividend Advantage Municipal Fund (continued)
NAC	Portfolio of Investments	February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$9,980	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	$9,175,412
2,250	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,446,965
1,586	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	1,166,154
10,500	Duarte, California, Certificates of Participation, City of Hope National Medical Center, Series 1999A, 5.250%, 4/01/31	4/11 at 100.00	A+	10,047,345
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	857,160
2,860	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,082,851
1,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A	906,310
1,725	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presybterian, Series 2011A, 6.000%, 12/01/40	12/21 at 100.00	AA	1,754,912
675	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BBB–	635,364
5,450	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	4,846,140
2,570	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa1	2,074,324
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	2,862,150
92,591	Total Health Care			84,860,861
	Housing/Multifamily – 3.0% (1.9% of Total Investments)
2,010	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	1,831,552
4,785	Contra Costa County, California, Multifamily Housing Revenue Bonds, Delta View Apartments Project, Series 1999C, 6.750%, 12/01/30 (Alternative Minimum Tax)	6/11 at 100.00	N/R	4,100,601
320	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	263,350
1,725	Rohnert Park Finance Authority, California, Senior Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%, 9/15/38	9/13 at 100.00	A+	1,591,071
1,120	Rohnert Park Finance Authority, California, Subordinate Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B, 6.625%, 9/15/38	9/13 at 100.00	N/R	1,077,138
9,960	Total Housing/Multifamily			8,863,712
	Housing/Single Family – 0.5% (0.3% of Total Investments)
410	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	416,466
2,395	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.530%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A	1,123,902
2,805	Total Housing/Single Family			1,540,368
	Industrials – 0.4% (0.2% of Total Investments)
5,120	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	CCC+	1,144,627

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 2.6% (1.7% of Total Investments)
$1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	$1,067,400
8,500	Riverside County Public Financing Authority, California, Certificates of Participation, Air Force Village West, Series 1999, 5.800%, 5/15/29	5/11 at 100.00	BB–	6,676,495
9,500	Total Long-Term Care			7,743,895
	Tax Obligation/General – 22.4% (14.6% of Total Investments)
10,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	10,343,900
	California State, General Obligation Bonds, Various Purpose Series 2010:
5,000	6.000%, 3/01/33	3/20 at 100.00	A1	5,257,250
8,000	5.500%, 3/01/40	3/20 at 100.00	A1	7,948,320
4,435	California, General Obligation Refunding Bonds, Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	A1	5,133,158
38,365	Chabot-Las Positas Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/41 – AMBAC Insured	8/16 at 28.46	Aa1	4,577,712
3,425	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 – AGM Insured	8/18 at 100.00	AA+	2,766,099
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA+	5,431,087
5,210	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/35 – FGIC Insured	7/14 at 101.00	A1	4,553,175
575	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	578,036
5,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2003E, 5.250%, 7/01/20 – AGM Insured	7/13 at 101.00	AA+	5,512,900
3,605	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2003B, 5.000%, 8/01/21 – AGM Insured	8/11 at 101.00	AA+	3,694,007
50,070	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	10,964,329
138,835	Total Tax Obligation/General			66,759,973
	Tax Obligation/Limited – 36.9% (23.9% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,000	5.500%, 9/01/24	9/14 at 102.00	N/R	910,150
615	5.800%, 9/01/35	9/14 at 102.00	N/R	535,548
1,910	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (4), (5)	8/17 at 102.00	N/R	1,229,601
1,990	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Refunding Bonds, Series 2002A, 5.125%, 9/02/24 – AGM Insured	9/12 at 100.00	AA+	2,024,905
	Brentwood Infrastructure Financing Authority, Contra Costa County, California, Capital Improvement Revenue Bonds, Series 2001:
1,110	5.375%, 11/01/18 – AGM Insured	11/11 at 100.00	AA+	1,140,170
1,165	5.375%, 11/01/19 – AGM Insured	11/11 at 100.00	AA+	1,196,106
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	987,790
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	2,054,020
2,000	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 90-2 – Talega, Series 2003, 6.000%, 9/01/33	9/13 at 100.00	N/R	1,834,100
710	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	652,185
1,225	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	949,130

Nuveen Investments	45

Nuveen California Dividend Advantage Municipal Fund (continued)
NAC	Portfolio of Investments	February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,490	Fontana, California, Senior Special Tax Refunding Bonds, Heritage Village Community Facilities District 2, Series 1998A, 5.250%, 9/01/17 – NPFG Insured	3/11 at 100.00	Baa1	$3,548,004
1,125	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	1,005,649
3,980	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.500%, 3/01/22 – AMBAC Insured	3/12 at 101.00	A	4,139,200
31,090	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA+	27,140,326
2,850	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds,	9/15 at 100.00	BBB–	2,123,820
	Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured
4,500	Inglewood Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Area Redevelopment Project, Series 1998A, 5.250%,	No Opt. Call	N/R	4,332,375
	5/01/23 – AMBAC Insured
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
325	5.000%, 9/01/26	9/16 at 100.00	N/R	286,793
755	5.125%, 9/01/36	9/16 at 100.00	N/R	621,667
675	Lammersville School District, San Joaquin County, California, Community Facilities District 2002, Mountain House Special Tax Bonds, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	521,195
2,000	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 1 of Sycamore Creek, Series 2003, 6.500%, 9/01/24	9/13 at 102.00	N/R	1,973,520
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	758,670
1,290	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,042,088
1,530	Moreno Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2005, 5.000%, 3/01/24 – AGM Insured	3/14 at 100.00	AA+	1,542,301
3,500	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A–	2,726,325
9,200	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Series 2001, 5.000%, 3/01/19 – NPFG Insured	3/11 at 102.00	A	9,211,040
	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D:
535	5.000%, 9/01/26	9/14 at 102.00	N/R	455,456
245	5.000%, 9/01/33	9/14 at 102.00	N/R	194,305
3,290	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/16 – FGIC Insured	3/13 at 100.00	A–	3,366,525
5,600	Palm Springs Financing Authority, California, Lease Revenue Refunding Bonds,	11/11 at 101.00	Baa1	5,655,440
	Convention Center Project, Series 2001A, 5.000%,11/01/22 – NPFG Insured
1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2004, 5.000%, 12/01/24 – AMBAC Insured	12/14 at 100.00	A–	973,540
1,570	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	12/12 at 100.00	Baa1	1,457,415
620	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	489,912
1,860	Riverside Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Project Areas, Series 2003, 5.250%, 8/01/22 – NPFG Insured	8/13 at 100.00	A–	1,815,937
770	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	742,742
2,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A1	2,582,575

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,150	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 6.000%, 9/01/33	9/14 at 100.00	N/R	$1,054,608
2,695	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Civic Center Project, Series 2002B, 5.250%, 6/01/19 – AMBAC Insured	6/12 at 100.00	AA+	2,799,728
1,000	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A1	845,580
5,000	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A	5,153,900
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,209,456
1,000	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	910,520
600	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	631,206
2,810	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B, 7.000%, 9/01/38	9/13 at 103.00	N/R	2,482,466
2,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	1,540,740
1,350	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	1,058,724
118,830	Total Tax Obligation/Limited			109,907,453
	Transportation – 14.1% (9.2% of Total Investments)
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	1,434,076
830	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.393%, 10/01/32 (IF)	4/18 at 100.00	AA	782,956
11,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40	7/11 at 100.50	BBB–	9,329,317
8,515	Los Angeles Harbors Department, California, Revenue Refunding Bonds, Series 2001B, 5.500%, 8/01/18 – AMBAC Insured (Alternative Minimum Tax)	8/11 at 100.00	AA	8,639,915
120	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	107,124
22,825	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured	5/11 at 100.00	A	21,756,334
44,870	Total Transportation			42,049,722
	U.S. Guaranteed – 18.5% (12.0% of Total Investments) (6)
9,750	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	10,375,073
115	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2001W, 5.250%, 12/01/22 (Pre-refunded 12/01/11) – AGM Insured	12/11 at 100.00	AAA	119,310
715	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	791,162
3,840	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	4,174,886
1,940	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2003A, 6.500%, 9/01/25 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	2,245,628
1,335	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2004, 6.000%, 9/01/34 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	1,528,802

Nuveen Investments	47

Nuveen California Dividend Advantage Municipal Fund (continued)
NAC	Portfolio of Investments	February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$10,845	Los Angeles Unified School District, California, General Obligation Bonds, Series 2002E, 5.000%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA– (6)	$11,503,508
	Northern California Tobacco Securitization Authority, Tobacco Settlement Asset-Backed Bonds, Series 2001A:
1,500	5.250%, 6/01/31 (Pre-refunded 6/01/11)	6/11 at 100.00	AAA	1,519,140
4,500	5.375%, 6/01/41 (Pre-refunded 6/01/11)	6/11 at 100.00	AAA	4,558,860
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	5/11 at 100.00	N/R (6)	6,383,295
5,115	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2002A, 5.000%, 11/01/18 (Pre-refunded 11/01/12) – NPFG Insured	11/12 at 100.00	Aa2 (6)	5,492,589
2,860	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 5.250%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,025,508
600	University of California, General Revenue Bonds, Series 2003A, 5.125%, 5/15/17 (Pre-refunded 5/15/13) – AMBAC Insured (UB)	5/13 at 100.00	Aa1 (6)	654,948
2,500	Whittier, California, Health Facility Revenue Bonds, Presbyterian Intercommunity Hospital, Series 2002, 5.600%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R (6)	2,685,375
51,455	Total U.S. Guaranteed			55,058,084
	Utilities – 4.6% (3.0% of Total Investments)
3,630	Imperial Irrigation District, California, Certificates of Participation, Electric System Revenue Bonds, Series 2003, 5.250%, 11/01/23 – AGM Insured	11/13 at 100.00	AA+	3,871,758
3,775	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	3,205,579
5,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA+	5,513,475
1,270	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,058,609
14,175	Total Utilities			13,649,421
	Water and Sewer – 9.1% (5.9% of Total Investments)
875	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	810,198
2,500	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A+	2,333,175
835	Marina Coast Water District, California, Enterprise Certificate of Participation,	6/16 at 100.00	AA–	794,586
	Series 2006, 5.000%, 6/01/31 – NPFG Insured
8,250	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	7,311,563
2,250	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	2,260,665

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$11,000	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/26	5/20 at 100.00	Aa3	$11,539,660
2,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA+	2,017,194
27,710	Total Water and Sewer			27,067,041
$570,471	Total Investments (cost $488,322,547) – 154.3%			459,137,205
	Floating Rate Obligations – (9.6)%			(28,545,000)
	Other Assets Less Liabilities – 0.8%			2,561,875
	Auction Rate Preferred Shares, at Liquidation Value – (45.5)% (7)			(135,525,000)
	Net Assets Applicable to Common Shares – 100%			$297,629,080

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(7)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.5%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen California Dividend Advantage Municipal Fund 2
NVX	Portfolio of Investments
February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.2% (4.8% of Total Investments)
$560	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	$514,976
4,230	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	6/12 at 100.00	Baa3	3,461,747
4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	2,671,040
13,480	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	Baa3	7,724,714
22,270	Total Consumer Staples			14,372,477
	Education and Civic Organizations – 9.1% (6.0% of Total Investments)
2,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2001Q, 5.250%, 12/01/32	6/11 at 101.00	AAA	2,035,360
2,745	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 17.400%, 10/01/38 (IF)	10/18 at 100.00	AA+	2,574,810
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
125	5.000%, 11/01/21	11/15 at 100.00	A2	129,708
165	5.000%, 11/01/25	11/15 at 100.00	A2	165,978
2,250	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	Baa1	2,249,888
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	Baa2	2,421,500
2,945	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.166%, 3/01/33 (IF)	3/18 at 100.00	Aa2	2,593,190
615	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	572,485
3,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	11/11 at 101.00	BBB	2,648,820
2,680	University of California, General Revenue Bonds, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	2,618,306
19,025	Total Education and Civic Organizations			18,010,045
	Health Care – 25.8% (17.0% of Total Investments)
2,000	California Health Facilities Financing Authority, Revenue Bonds, Casa Colina Inc., Series 2001, 6.000%, 4/01/22	4/12 at 100.00	BBB+	2,009,600
415	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	350,040
9,260	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	7,951,284
500	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31	8/11 at 102.00	A+	480,505
4,215	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	Baa2	3,754,427
2,520	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	2,213,190
	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A:
810	4.800%, 7/15/17	No Opt. Call	N/R	802,070
2,225	5.125%, 7/15/31	7/17 at 100.00	N/R	1,819,138

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,185	California Statewide Community Development Authority, Health Facility Revenue Refunding Bonds, Memorial Health Services, Series 2003A, 6.000%, 10/01/11	No Opt. Call	AA–	$2,254,833
2,500	California Statewide Community Development Authority, Hospital Revenue Bonds, Monterey Peninsula Hospital, Series 2003B, 5.250%, 6/01/18 – AGM Insured	6/13 at 100.00	AA+	2,658,175
5,250	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB	4,358,130
1,755	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	1,469,672
425	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	384,952
1,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA+	930,580
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A:
2,705	5.000%, 11/15/43	11/15 at 100.00	AA–	2,288,619
3,315	5.000%, 11/15/43 (UB)	11/15 at 100.00	AA–	2,804,722
	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554:
1,325	18.455%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	974,246
998	18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	733,442
2,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	2,155,840
1,610	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A	1,459,159
455	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BBB–	428,282
4,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	4,268,160
5,785	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa1	4,669,247
58,053	Total Health Care			51,218,313
	Housing/Multifamily – 6.1% (4.0% of Total Investments)
1,330	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	1,211,923
5,962	California Statewide Community Development Authority, Multifamily Housing Revenue Refunding Bonds, Claremont Village Apartments, Series 2001D, 5.500%, 6/01/31 (Mandatory put 6/01/16) (Alternative Minimum Tax)	6/11 at 102.00	AAA	6,104,909
205	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	168,709
1,055	Rohnert Park Finance Authority, California, Senior Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%, 9/15/38	9/13 at 100.00	A+	973,090
700	Rohnert Park Finance Authority, California, Subordinate Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B, 6.625%, 9/15/38	9/13 at 100.00	N/R	673,211
3,045	Yucaipa Redevelopment Agency, California, Mobile Home Park Revenue Bonds, Rancho del Sol and Grandview, Series 2001A, 6.750%, 5/15/36	5/11 at 102.00	N/R	3,024,507
12,297	Total Housing/Multifamily			12,156,349

Nuveen Investments	51

Nuveen California Dividend Advantage Municipal Fund 2 (continued)
NVX	Portfolio of Investments	February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 2.8% (1.9% of Total Investments)
$250	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	$253,943
5,775	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006M, 4.650%, 8/01/31 (Alternative Minimum Tax)	2/16 at 100.00	A	5,017,031
390	California Rural Home Mortgage Finance Authority, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2001A, 5.650%, 12/01/31 (Alternative Minimum Tax)	6/11 at 102.00	A–	401,411
6,415	Total Housing/Single Family			5,672,385
	Industrials – 1.0% (0.7% of Total Investments)
1,250	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	1,255,738
3,175	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	CCC+	709,803
4,425	Total Industrials			1,965,541
	Long-Term Care – 2.4% (1.6% of Total Investments)
1,550	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Series 2002, 5.125%, 1/01/22	1/13 at 100.00	A–	1,565,485
3,750	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.375%, 12/01/37	12/17 at 100.00	Baa1	3,221,963
5,300	Total Long-Term Care			4,787,448
	Tax Obligation/General – 21.5% (14.2% of Total Investments)
10,000	California State, General Obligation Bonds, Series 2006CD, 4.600%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	AA	8,337,100
13,850	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38	No Opt. Call	A1	14,319,377
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	2,102,900
3,615	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 5.500%, 8/01/22 – FGIC Insured	8/12 at 102.00	Aa3	3,833,744
	Contra Costa County Community College District, California, General Obligation Bonds, Series 2002:
3,005	5.000%, 8/01/21 – FGIC Insured	8/12 at 100.00	Aa1	3,143,861
3,300	5.000%, 8/01/22 – FGIC Insured	8/12 at 100.00	Aa1	3,422,133
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,287,082
2,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A3	2,060,960
355	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	356,874
17,510	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	3,834,340
56,920	Total Tax Obligation/General			42,698,371
	Tax Obligation/Limited – 16.3% (10.8% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
650	5.500%, 9/01/24	9/14 at 102.00	N/R	591,598
385	5.800%, 9/01/35	9/14 at 102.00	N/R	335,262
1,190	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (4), (5)	8/17 at 102.00	N/R	766,086
4,900	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/16	12/13 at 100.00	A2	5,195,274

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,245	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	$1,357,311
1,200	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 90-2 – Talega, Series 2003, 6.000%, 9/01/33	9/13 at 100.00	N/R	1,100,460
435	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	399,578
750	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	670,433
1,785	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	A–	1,451,098
1,800	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,432,908
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
205	5.000%, 9/01/26	9/16 at 100.00	N/R	180,900
470	5.125%, 9/01/36	9/16 at 100.00	N/R	386,998
2,000	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20	10/13 at 102.00	N/R	1,991,240
415	Lammersville School District, San Joaquin County, California, Community Facilities District 2002, Mountain House Special Tax Bonds, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	320,438
1,265	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 1 of Sycamore Creek, Series 2003, 6.500%, 9/01/24	9/13 at 102.00	N/R	1,248,251
800	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	646,256
485	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	384,644
2,000	Orange County, California, Special Tax Bonds, Community Facilities District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33	8/11 at 101.00	N/R	1,771,520
385	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	304,219
475	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	458,185
700	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 6.000%, 9/01/33	9/14 at 100.00	N/R	641,935
	San Buenaventura Redevelopment Agency, California, Merged Project Areas Tax Allocation Bonds, Series 2008:
1,000	7.750%, 8/01/28	8/16 at 102.00	A	1,088,880
1,325	8.000%, 8/01/38	8/16 at 102.00	A	1,425,395
1,530	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	1,209,343
825	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	AA–	742,888
415	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	436,584
1,930	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B, 6.750%, 9/01/30	9/13 at 103.00	N/R	1,725,034
500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	385,185

Nuveen Investments	53

Nuveen California Dividend Advantage Municipal Fund 2 (continued)
NVX	Portfolio of Investments	February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$850	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	$666,604
3,715	Western Placer Unified School District, Placer County, California, Certiciates of Particpation, Series 2008, 5.000%, 8/01/47 – AGC Insured	8/18 at 100.00	AA+	3,095,227
35,630	Total Tax Obligation/Limited			32,409,734
	Transportation – 13.0% (8.6% of Total Investments)
3,000	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	2,403,870
1,930	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	1,935,501
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.393%, 10/01/32 (IF)	4/18 at 100.00	AA	1,348,948
7,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/27	1/14 at 101.00	BBB–	6,260,870
5,585	Port of Oakland, California, Revenue Bonds, Series 2002N, 5.000%, 11/01/16 – NPFG Insured (Alternative Minimum Tax)	11/12 at 100.00	A	5,682,905
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2003, Issue 29A:
2,430	5.250%, 5/01/18 – FGIC Insured (Alternative Minimum Tax)	5/13 at 100.00	A1	2,480,933
2,555	5.250%, 5/01/19 – FGIC Insured (Alternative Minimum Tax)	5/13 at 100.00	A1	2,591,792
1,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2003, Issue 29B, 5.125%, 5/01/17 – FGIC Insured	5/13 at 100.00	A1	1,039,900
2,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28A, 5.250%, 5/01/17 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A1	2,070,300
26,930	Total Transportation			25,815,019
	U.S. Guaranteed – 25.2% (16.6% of Total Investments) (6)
9,000	Anitoch Area Public Facilities Financing Agency, California, Special Tax Bonds, Community Facilities District 1989-1, Series 2001, 5.250%, 8/01/25 (Pre-refunded 8/01/11) – NPFG Insured	8/11 at 100.00	A (6)	9,189,090
6,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	6,384,660
450	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	497,934
860	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	AAA	973,219
4,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R (6)	4,614,200
2,365	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,571,252
1,170	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2003A, 6.500%, 9/01/25 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	1,354,322
885	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2004, 6.000%, 9/01/34 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	1,013,475
9,510	Los Angeles Unified School District, California, General Obligation Bonds, Series 2002E, 5.000%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA– (6)	10,087,447
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	AAA	2,471,460

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$6,000	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2001, 5.250%, 10/01/35 (Pre-refunded 10/01/11) – AMBAC Insured	10/11 at 102.00	N/R (6)	$6,291,300
2,800	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	2,970,800
1,500	Whittier, California, Health Facility Revenue Bonds, Presbyterian Intercommunity Hospital, Series 2002, 5.600%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R (6)	1,611,225
46,540	Total U.S. Guaranteed			50,030,384
	Utilities – 9.5% (6.3% of Total Investments)
5,000	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	A+	5,183,250
2,355	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	1,999,772
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	AA–	1,047,590
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA+	501,225
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
790	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	658,505
1,500	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,223,280
2,000	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A, 5.250%, 7/01/20 – NPFG Insured	7/13 at 100.00	A1	2,102,940
2,500	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	No Opt. Call	AA–	2,539,125
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	Baa1	3,572,000
19,645	Total Utilities			18,827,687
	Water and Sewer – 11.3% (7.5% of Total Investments)
1,400	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,279,698
545	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	504,637
1,160	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.258%, 7/01/35 (IF)	7/19 at 100.00	AAA	1,199,069
1,500	Orange County Water District, California, Revenue Certificates of Participation, Tender Option Bond Trust 11782-1, 17.636%, 2/15/35 (IF)	8/20 at 100.00	AAA	1,389,420
750	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	753,555
1,700	San Buenaventura, California, Wastewater Revenue Certificates of Participation, Series 2004, 5.000%, 3/01/24 – NPFG Insured	3/14 at 100.00	AA	1,736,754

Nuveen Investments	55

Nuveen California Dividend Advantage Municipal Fund 2 (continued)
NVX	Portfolio of Investments	February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$4,785	San Diego Public Facilities Financing Authority, California, Subordinate Lien Water Revenue Bonds, Series 2002, 5.000%, 8/01/21 – NPFG Insured	8/12 at 100.00	Aa3	$4,983,003
10,000	San Francisco City and County Public Utilities Commission, California, Clean Water Revenue Refunding Bonds, Series 2003A, 5.250%, 10/01/20 – NPFG Insured	4/13 at 100.00	AA–	10,594,597
21,840	Total Water and Sewer			22,440,733
$335,290	Total Investments (cost $314,111,634) – 151.2%			300,404,486
	Floating Rate Obligations – (5.7)%			(11,390,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (27.7)% (7)			(55,000,000)
	Other Assets Less Liabilities – 2.3%			4,610,168
	Auction Rate Preferred Shares, at Liquidation Value – (20.1)% (7)			(39,950,000)
	Net Assets Applicable to Common Shares – 100%			$198,674,654

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(7)	MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 18.3% and 13.3%, respectively.
N/R	Not rated.
ETM	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

56	Nuveen Investments

Nuveen California Dividend Advantage Municipal Fund 3
NZH	Portfolio of Investments
February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.8% (5.1% of Total Investments)
$910	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	$836,836
7,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	5,008,200
29,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	Baa3	16,996,663
38,070	Total Consumer Staples			22,841,699
	Education and Civic Organizations – 5.1% (3.4% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	244,273
2,160	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A3	2,181,643
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	207,532
270	5.000%, 11/01/25	11/15 at 100.00	A2	271,601
1,500	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	Baa1	1,499,925
6,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	5,912,880
610	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	567,831
4,000	University of California, General Revenue Bonds, Series 2003A, 5.000%, 5/15/23 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	4,135,440
15,030	Total Education and Civic Organizations			15,021,125
	Health Care – 31.4% (20.7% of Total Investments)
	California Health Facilities Financing Authority, Revenue Bonds, Casa Colina Inc., Series 2001:
4,000	6.000%, 4/01/22	4/12 at 100.00	BBB+	4,019,200
2,000	6.125%, 4/01/32	4/12 at 100.00	BBB+	1,932,200
670	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	565,125
2,110	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	2,104,008
3,735	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bonds Trust 3765, 18.787%, 5/15/39 (IF) (4)	11/16 at 100.00	AA–	1,624,912
9,000	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31	8/11 at 102.00	A+	8,649,090
2,520	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	2,213,190
1,650	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA+	1,501,599
1,594	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	1,171,669
8,875	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	8,849,795
	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A:
805	4.800%, 7/15/17	No Opt. Call	N/R	797,119
3,435	5.125%, 7/15/31	7/17 at 100.00	N/R	2,808,422

Nuveen Investments	57

Nuveen California Dividend Advantage Municipal Fund 3 (continued)
NZH	Portfolio of Investments	February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$6,525	California Statewide Community Development Authority, Health Facility Revenue Refunding Bonds, Memorial Health Services, Series 2003A, 6.000%, 10/01/12	No Opt. Call	AA–	$7,013,984
6,450	California Statewide Community Development Authority, Hospital Revenue Bonds, Monterey Peninsula Hospital, Series 2003B, 5.250%, 6/01/18 – AGM Insured	6/13 at 100.00	AA+	6,858,092
4,500	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA+	4,405,365
7,665	California Statewide Community Development Authority, Insured Mortgage Hospital Revenue Bonds, Mission Community Hospital, Series 2001, 5.375%, 11/01/21	5/11 at 102.00	A–	7,683,319
2,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB	1,660,240
6,300	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	5,275,746
645	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	584,222
5,600	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.481%, 11/15/46 (IF)	11/16 at 100.00	AA–	2,434,936
2,950	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,179,864
2,330	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presybterian, Series 2011A, 6.000%, 12/01/40	12/21 at 100.00	AA	2,370,402
695	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BBB–	654,190
7,650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	6,802,380
	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A:
5,790	5.000%, 7/01/38	7/17 at 100.00	Baa1	4,673,283
2,500	5.000%, 7/01/47	7/17 at 100.00	Baa1	1,941,475
101,994	Total Health Care			91,773,827
	Housing/Multifamily – 4.3% (2.8% of Total Investments)
2,040	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	1,858,889
325	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	267,465
1,735	Rohnert Park Finance Authority, California, Senior Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%, 9/15/38	9/13 at 100.00	A+	1,600,295
1,125	Rohnert Park Finance Authority, California, Subordinate Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B, 6.625%, 9/15/38	9/13 at 100.00	N/R	1,081,946
3,610	San Bernardino County Housing Authority, California, GNMA Collateralized Multifamily Mortgage Revenue Bonds, Pacific Palms Mobile Home Park, Series 2001A, 6.700%, 12/20/41	11/11 at 105.00	Aaa	3,683,969
	San Jose, California, Multifamily Housing Revenue Bonds, GNMA Mortgage-Backed Securities Program, Lenzen Housing, Series 2001B:
1,250	5.350%, 2/20/26 (Alternative Minimum Tax)	8/11 at 102.00	AAA	1,253,400
2,880	5.450%, 2/20/43 (Alternative Minimum Tax)	8/11 at 102.00	AAA	2,758,262
12,965	Total Housing/Multifamily			12,504,226

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 3.1% (2.0% of Total Investments)
$420	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	$426,623
	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206:
10,180	8.151%, 2/01/24 (Alternative Minimum Tax) (IF)	2/16 at 100.00	A	6,840,247
3,805	8.530%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A	1,785,572
14,405	Total Housing/Single Family			9,052,442
	Industrials – 3.1% (2.1% of Total Investments)
3,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	3,013,770
5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	4,992,700
5,205	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	CCC+	1,163,630
13,205	Total Industrials			9,170,100
	Long-Term Care – 2.1% (1.4% of Total Investments)
2,450	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Series 2002, 5.125%, 1/01/22	1/13 at 100.00	A–	2,474,476
	California Health Facilities Financing Authority, Insured Senior Living Revenue Bonds, Aldersly Project, Series 2002A:
1,500	5.125%, 3/01/22	3/12 at 101.00	A–	1,496,250
1,315	5.250%, 3/01/32	3/12 at 101.00	A–	1,200,279
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,067,400
6,265	Total Long-Term Care			6,238,405
	Tax Obligation/General – 13.0% (8.6% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
3,500	5.500%, 11/01/39	11/19 at 100.00	A1	3,477,215
3,040	6.000%, 11/01/39	11/19 at 100.00	A1	3,144,546
1,960	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	1,947,338
15	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	AA	15,006
3,000	Contra Costa County Community College District, California, General Obligation Bonds, Series 2002, 5.000%, 8/01/23 – FGIC Insured	8/12 at 100.00	Aa1	3,111,030
2,260	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2002, 5.125%, 8/01/22 – FGIC Insured	8/11 at 101.00	A+	2,281,538
870	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001, 5.000%, 7/01/24 – AGM Insured	7/11 at 100.00	AAA	855,810
575	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	578,036
10,810	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 2001C, 5.000%, 7/01/26 – AGM Insured	7/11 at 102.00	AA+	11,176,459
4,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 2002D, 5.250%, 7/01/21 – FGIC Insured	7/12 at 101.00	Aa1	4,262,880
2,715	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	9/15 at 100.00	Aa1	2,754,123
1,630	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2003C, 5.000%, 8/01/22 – FGIC Insured	8/11 at 101.00	A	1,636,113
12,520	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	2,741,630
46,895	Total Tax Obligation/General			37,981,724

Nuveen Investments	59

Nuveen California Dividend Advantage Municipal Fund 3 (continued)
NZH	Portfolio of Investments	February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 43.1% (28.4% of Total Investments)
$1,960	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (5), (6)	8/17 at 102.00	N/R	$1,261,789
7,135	Brentwood Infrastructure Financing Authority, Contra Costa County, California, Capital Improvement Revenue Bonds, Series 2001, 5.000%, 11/01/25 – AGM Insured	11/11 at 100.00	AA+	7,142,920
8,210	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/16	12/13 at 100.00	A2	8,704,735
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	A2	3,746,440
4,510	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Hospital Addition, Series 2001A, 5.000%, 12/01/26 – AMBAC Insured	12/11 at 102.00	A2	4,271,692
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	987,790
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	2,232,993
	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 90-2 – Talega, Series 2003:
1,750	5.875%, 9/01/23	9/13 at 100.00	N/R	1,754,620
550	6.000%, 9/01/33	9/13 at 100.00	N/R	504,378
715	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	656,778
2,160	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,673,568
1,125	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	1,005,649
3,500	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	3/11 at 101.00	N/R	3,304,245
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Series 2002, 6.100%, 9/01/22	9/12 at 100.00	N/R	1,014,340
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	291,205
760	5.125%, 9/01/36	9/16 at 100.00	N/R	625,784
3,000	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20	10/13 at 102.00	N/R	2,986,860
685	Lammersville School District, San Joaquin County, California, Community Facilities District 2002, Mountain House Special Tax Bonds, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	528,916
5,250	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.300%, 9/01/24	9/12 at 101.00	N/R	5,133,450
2,000	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 1 of Sycamore Creek, Series 2003, 6.500%, 9/01/24	9/13 at 102.00	N/R	1,973,520
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	758,670
5,425	Lodi, California, Certificates of Participation, Public Improvement Financing Project, Series 2002, 5.000%, 10/01/26 – NPFG Insured	10/12 at 100.00	A	5,425,163
1,310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,058,244
1,675	Moreno Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2005, 5.000%, 3/01/26 – AGM Insured	3/14 at 100.00	AA+	1,677,998
	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D:
535	5.000%, 9/01/26	9/14 at 102.00	N/R	455,456
245	5.000%, 9/01/33	9/14 at 102.00	N/R	194,305

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,000	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/19 – FGIC Insured	3/13 at 100.00	A–	$3,028,200
4,520	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.000%, 8/01/24 – AMBAC Insured	8/11 at 101.00	A+	4,503,231
2,000	Orange County, California, Special Tax Bonds, Community Facilities District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33	8/11 at 101.00	N/R	1,771,520
11,165	Palm Desert Financing Authority, California, Tax Allocation Revenue Refunding Bonds, Project Area 1, Series 2002, 5.100%, 4/01/30 – NPFG Insured	4/12 at 102.00	Baa1	9,308,261
3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	8/11 at 100.00	Baa1	2,804,555
1,000	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 14 Del Sur, Series 2006, 5.125%, 9/01/26	3/11 at 103.00	N/R	853,820
6,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured	No Opt. Call	A3	5,221,500
625	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	493,863
3,375	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,231,934
780	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	752,388
1,145	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 6.000%, 9/01/33	9/14 at 100.00	N/R	1,050,022
14,505	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2001A, 5.000%, 9/01/26 – AGM Insured	9/11 at 101.00	AA+	14,717,208
2,300	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 – AMBAC Insured	7/11 at 100.00	AA+	2,300,322
1,345	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	AA–	1,211,132
8,710	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Series 2005A, 5.000%, 8/15/32 – AMBAC Insured	8/15 at 100.00	BBB+	7,315,181
600	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	631,206
2,810	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B, 7.000%, 9/01/38	9/13 at 103.00	N/R	2,482,466
2,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	1,540,740
1,375	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	1,078,330
2,500	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, General Obligation Refunding Bonds, Series 2001A, 5.000%, 10/01/26 – NPFG Insured	10/11 at 100.00	A2	2,329,225
135,095	Total Tax Obligation/Limited			125,996,612
	Transportation – 7.4% (4.9% of Total Investments)
1,690	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	1,694,817
11,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/28	1/14 at 101.00	BBB–	10,446,338
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2003, Issue 29B:
4,110	5.125%, 5/01/17 – FGIC Insured	5/13 at 100.00	A1	4,273,989
5,140	5.125%, 5/01/19 – FGIC Insured	5/13 at 100.00	A1	5,279,962
22,690	Total Transportation			21,695,106

Nuveen Investments	61

Nuveen California Dividend Advantage Municipal Fund 3 (continued)
NZH	Portfolio of Investments	February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 21.3% (14.1% of Total Investments) (7)
$4,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2002A, 6.750%, 9/01/25 (Pre-refunded 9/01/12)	9/12 at 102.00	N/R (7)	$4,442,320
8,880	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33 (Pre-refunded 6/01/12)	6/12 at 100.00	Baa3 (7)	9,254,470
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
3,500	5.375%, 5/01/17 (Pre-refunded 5/01/12) – SYNCORA GTY Insured	5/12 at 101.00	Aaa	3,738,945
8,000	5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	8,512,880
720	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (7)	796,694
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R (7)	2,304,360
2,500	Fullerton Joint Union High School District, Orange County, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 (Pre-refunded 8/01/11) – AGM Insured	8/11 at 100.00	Aa2 (7)	2,549,875
4,505	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	4,897,881
1,940	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2003A, 6.500%, 9/01/25 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (7)	2,245,628
1,335	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2004, 6.000%, 9/01/34 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (7)	1,528,802
5,500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12) (4)	7/12 at 100.00	AAA	5,850,735
1,225	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 100.00	AA+ (7)	1,243,547
7,595	San Francisco State University Foundation Inc., California, Auxiliary Organization Student Housing Revenue Bonds, Series 2001, 5.000%, 9/01/26 (Pre-refunded 9/01/11) – NPFG Insured	9/11 at 101.00	BBB (7)	7,852,319
4,200	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	4,456,200
2,500	Whittier, California, Health Facility Revenue Bonds, Presbyterian Intercommunity Hospital, Series 2002, 5.600%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R (7)	2,685,375
58,400	Total U.S. Guaranteed			62,360,031
	Utilities – 3.6% (2.4% of Total Investments)
3,815	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	3,239,545
1,285	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,071,112
5,000	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	4,203,450
2,250	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.125%, 8/01/22 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	A+	2,154,735
12,350	Total Utilities			10,668,842
	Water and Sewer – 6.2% (4.1% of Total Investments)
1,070	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AA+	1,099,521
1,125	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA+	1,035,877
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	824,086

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$850	Marina Coast Water District, California, Enterprise Certificate of Participation,	6/16 at 100.00	AA–	$808,859
	Series 2006, 5.000%, 6/01/31 – NPFG Insured
1,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	886,249
1,000	San Buenaventura, California, Wastewater Revenue Certificates of Participation, Series 2004, 5.000%, 3/01/24 – NPFG Insured	3/14 at 100.00	AA	1,021,619
	San Diego Public Facilities Financing Authority, California, Subordinate Lien Water Revenue Bonds, Series 2002:
2,500	5.000%, 8/01/23 – NPFG Insured	8/12 at 100.00	Aa3	2,517,049
6,260	5.000%, 8/01/24 – NPFG Insured	8/12 at 100.00	Aa3	6,278,529
3,315	San Francisco City and County Public Utilities Commission, California, Clean Water Revenue Refunding Bonds, Series 2003A, 5.250%, 10/01/18 – NPFG Insured	4/13 at 100.00	AA–	3,536,176
18,010	Total Water and Sewer			18,007,965
$495,374	Total Investments (cost $473,222,448) – 151.5%			443,312,104
	Floating Rate Obligations – (1.3)%			(3,845,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (29.5)% (8)			(86,250,000)
	Other Assets Less Liabilities – 3.1%			8,845,947
	Auction Rate Preferred Shares, at Liquidation Value – (23.8)% (8)			(69,500,000)
	Net Assets Applicable to Common Shares – 100%			$292,563,051

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(6)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(8)	MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 19.5% and 15.7%, respectively.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	63

Nuveen Insured California Dividend Advantage Municipal Fund
NKL	Portfolio of Investments
February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.9% (2.6% of Total Investments)
$14,155	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	Baa3	$8,111,523
	Education and Civic Organizations – 5.0% (3.3% of Total Investments)
1,675	California Educational Facilities Authority, Revenue Bonds, University of San Diego, Series 2002A, 5.250%, 10/01/30	10/12 at 100.00	A2	1,683,794
9,000	California State University, Systemwide Revenue Bonds, Series 2002A, 5.125%, 11/01/26 – AMBAC Insured	11/12 at 100.00	Aa2	8,804,880
10,675	Total Education and Civic Organizations			10,488,674
	Health Care – 6.4% (4.2% of Total Investments)
5,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.600%, 4/01/26	4/12 at 100.00	A–	5,001,550
2,815	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2003C, 5.000%, 8/15/20 – AMBAC Insured	8/13 at 100.00	AA	2,870,456
1,748	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	1,284,902
5,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	4,187,100
14,563	Total Health Care			13,344,008
	Housing/Multifamily – 1.4% (0.9% of Total Investments)
1,000	California Statewide Community Development Authority, Student Housing Revenue Bonds, EAH – Irvine East Campus Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 – ACA Insured	8/12 at 100.00	Baa1	988,280
1,905	Los Angeles, California, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Park Plaza West Senior Apartments, Series 2001B, 5.300%, 1/20/21 (Alternative Minimum Tax)	7/11 at 102.00	AAA	1,933,518
2,905	Total Housing/Multifamily			2,921,798
	Housing/Single Family – 0.1% (0.1% of Total Investments)
270	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	274,258
	Industrials – 1.2% (0.8% of Total Investments)
2,435	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB	2,460,738
	Long-Term Care – 1.4% (0.9% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Insured Senior Living Revenue Bonds, Odd Fellows Home of California, Series 2003A, 5.200%, 11/15/22	11/12 at 100.00	A–	2,999,910
	Tax Obligation/General – 30.1% (19.9% of Total Investments)
900	California State, General Obligation Bonds, Series 2003, 5.000%, 2/01/21	8/13 at 100.00	A1	936,612
8,250	California, General Obligation Refunding Bonds, Series 2002, 5.000%, 2/01/22 – NPFG Insured	2/12 at 100.00	A1	8,334,975
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA+	2,180,825
3,375	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 – AGM Insured	8/18 at 100.00	AA+	2,725,718
10,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/28 – SYNCORA GTY Insured	8/13 at 47.75	A	2,910,600
230	El Monte Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/28 – AGM Insured	6/13 at 100.00	AA+	228,537

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,730	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Trust 2668, 9.469%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AA+	$2,743,049
10,000	Fremont Unified School District, Alameda County, California, General Obligation	8/12 at 101.00	Aa2	10,119,300
	Bonds, Series 2002A, 5.000%, 8/01/25 – FGIC Insured
1,000	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/25 – AGM Insured (UB)	8/14 at 102.00	AA+	1,054,690
1,500	Madera Unified School District, Madera County, California, General Obligation Bonds, Series 2002, 5.000%, 8/01/28 – AGM Insured	8/12 at 100.00	AA+	1,459,125
2,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AA+	1,783,420
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	8/12 at 100.00	A1	2,551,975
375	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	376,980
3,250	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 2001C, 5.000%, 7/01/22 – AGM Insured	7/11 at 102.00	AA+	3,360,175
1,500	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 3646, 17.691%, 8/01/17 (IF)	No Opt. Call	AAA	1,509,960
3,500	San Mateo County Community College District, California, General Obligation	9/12 at 100.00	Aaa	3,506,020
	Bonds, Series 2002A, 5.000%, 9/01/26 – FGIC Insured
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA+	3,247,682
10,000	Vista Unified School District, San Diego County, California, General Obligation	8/12 at 100.00	AA+	10,142,600
	Bonds, Series 2002A, 5.000%, 8/01/23 – AGM Insured
3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	11/17 at 100.00	A+	3,716,662
101,545	Total Tax Obligation/General			62,888,905
	Tax Obligation/Limited – 47.6% (31.5% of Total Investments)
1,450	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/13 at 102.00	BBB	1,443,156
6,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	8/11 at 101.00	AA+	6,907,342
2,200	California Infrastructure Economic Development Bank, Los Angeles County, Revenue Bonds, Department of Public Social Services, Series 2003, 5.000%, 9/01/28 – AMBAC Insured	9/13 at 101.00	N/R	1,776,984
3,100	California State Public Works Board, Lease Revenue Bonds, Department of Health Services, Richmond Lab, Series 2005B, 5.000%, 11/01/30 – SYNCORA GTY Insured	11/15 at 100.00	A2	2,792,511
465	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	427,135
1,400	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,084,720
7,035	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 98-1, Series 2003, 5.000%, 9/01/28 – NPFG Insured	9/13 at 100.00	Baa1	6,586,448
3,145	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%, 11/01/25 – NPFG Insured	5/11 at 101.00	Baa1	2,812,228
7,595	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001, 5.000%, 1/01/21 – AMBAC Insured	7/11 at 100.00	A2	7,598,798
4,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Series 2004A, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 102.00	N/R	3,644,880
7,780	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	6,237,070

Nuveen Investments	65

Nuveen Insured California Dividend Advantage Municipal Fund (continued)
NKL	Portfolio of Investments	February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$7,700	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 9.229%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AA+	$5,085,850
910	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	581,890
2,115	Inglewood Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Area Redevelopment Project, Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	2,036,216
3,500	La Quinta Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2001, 5.100%, 9/01/31 – AMBAC Insured	9/11 at 102.00	A+	3,159,800
3,400	La Quinta Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2002, 5.000%, 9/01/22 – AMBAC Insured	9/12 at 102.00	A+	3,331,558
845	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	682,608
1,460	Los Angeles, California, Certificates of Participation, Municipal Improvement	6/13 at 100.00	A+	1,382,956
	Corporation, Series 2003AW, 5.000%, 6/01/33 – AMBAC Insured
7,000	Los Angeles, California, Certificates of Participation, Series 2002, 5.200%, 4/01/27 – AMBAC Insured	4/12 at 100.00	A+	7,013,300
8,470	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.200%, 8/01/29 – AMBAC Insured	8/11 at 101.00	A+	8,116,123
5,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Refunding Bonds, Project Area 1, Series 2002, 5.000%, 4/01/25 – NPFG Insured	4/12 at 102.00	Baa1	4,364,550
405	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	320,023
3,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/15 at 100.00	BBB	2,267,820
4,475	Riverside County, California, Asset Leasing Corporate Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997B, 5.000%, 6/01/19 – NPFG Insured	6/12 at 101.00	Baa1	4,491,871
2,500	Roseville Financing Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	1,907,450
505	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	487,123
3,175	San Buenaventura, California, Certificates of Participation, Series 2001C, 5.250%, 2/01/31 – AMBAC Insured	2/13 at 100.00	N/R	2,570,925
3,730	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	9/11 at 100.00	Baa2	3,455,435
4,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 – NPFG Insured	9/11 at 100.00	AA+	4,070,480
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	A2	821,340
2,160	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 – NPFG Insured	5/11 at 100.00	A–	1,915,618
110,415	Total Tax Obligation/Limited			99,374,208
	Transportation – 5.4% (3.6% of Total Investments)
7,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	6,621,825
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2003, Issue 29A:
2,185	5.250%, 5/01/16 – FGIC Insured (Alternative Minimum Tax)	5/13 at 100.00	A1	2,256,646
2,300	5.250%, 5/01/17 – FGIC Insured (Alternative Minimum Tax)	5/13 at 100.00	A1	2,362,514
11,985	Total Transportation			11,240,985

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 18.6% (12.3% of Total Investments) (4)
$6,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	$6,384,660
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X:
35	5.150%, 12/01/23 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	AAA	37,829
780	5.150%, 12/01/23 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aa1 (4)	842,330
2,250	California Infrastructure Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	AAA	2,531,070
8,900	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Series 2001B, 5.000%, 7/01/30 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	AA (4)	9,042,578
4,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	5,185,935
5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2002E, 5.125%, 1/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA– (4)	5,311,950
3,380	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa1 (4)	3,907,449
2,980	Santa Clarita Community College District, Los Angeles County, California, General Obligation Bonds, Series 2002, 5.125%, 8/01/26 (Pre-refunded 8/01/11) – FGIC Insured	8/11 at 101.00	AA (4)	3,070,801
2,460	Vacaville Unified School District, Solano County, California, General Obligation Bonds, Series 2002, 5.000%, 8/01/26 (Pre-refunded 8/01/11) – AGM Insured	8/11 at 101.00	AA+ (4)	2,533,652
36,285	Total U.S. Guaranteed			38,848,254
	Utilities – 15.6% (10.3% of Total Investments)
9,000	Anaheim Public Finance Authority, California, Revenue Bonds, Electric System Distribution Facilities, Series 2002A, 5.000%, 10/01/27 – AGM Insured	10/12 at 100.00	AA+	8,969,400
10,000	California Pollution Control Financing Authority, Remarketed Revenue Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%, 12/01/16 – NPFG Insured (Alternative Minimum Tax)	4/11 at 102.00	A3	10,224,100
2,490	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	2,114,408
830	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	691,847
1,775	Northern California Power Agency, Revenue Refunding Bonds, Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 – NPFG Insured	5/11 at 100.00	A	1,677,588
3,000	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2001N, 5.000%, 8/15/28 – NPFG Insured	8/11 at 100.00	A+	3,000,300
5,630	Southern California Public Power Authority, Subordinate Revenue Refunding Bonds, Transmission Project, Series 2002A, 4.750%, 7/01/19 – AGM Insured	7/12 at 100.00	AA+	5,865,897
32,725	Total Utilities			32,543,540
	Water and Sewer – 14.4% (9.6% of Total Investments)
2,185	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.150%, 12/01/23 – FGIC Insured	12/12 at 100.00	AAA	2,294,993
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA+	690,585
570	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	527,786
4,500	Los Angeles County Sanitation Districts Financing Authority, California, Senior Revenue Bonds, Capital Projects, Series 2003A, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+	4,735,440
1,715	Manteca Financing Authority, California, Sewerage Revenue Bonds, Series 2003B, 5.000%, 12/01/33 – NPFG Insured	12/13 at 100.00	Aa3	1,668,969
500	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	475,800

Nuveen Investments	67

Nuveen Insured California Dividend Advantage Municipal Fund (continued)
NKL	Portfolio of Investments	February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$9,185	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.000%, 2/01/33 – FGIC Insured (UB)	8/13 at 100.00	AAA	$9,189,868
8,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	7,628,240
	Semitropic Water Storage District, Kern County, California, Water Banking Revenue Bonds, Series 2004A:
1,315	5.500%, 12/01/20 – SYNCORA GTY Insured	12/14 at 100.00	AA	1,430,128
1,415	5.500%, 12/01/21 – SYNCORA GTY Insured	12/14 at 100.00	AA	1,517,330
30,135	Total Water and Sewer			30,159,139
$371,093	Total Investments (cost $326,637,901) – 151.1%			315,655,940
	Floating Rate Obligations – (3.5)%			(7,385,000)
	Other Assets Less Liabilities – 2.1%			4,429,125
	Auction Rate Preferred Shares, at Liquidation Value – (49.7)% (5)			(103,750,000)
	Net Assets Applicable to Common Shares – 100%			$208,950,065

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.9%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

68	Nuveen Investments

Nuveen Insured California Tax-Free Advantage Municipal Fund
NKX	Portfolio of Investments
February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.6% (3.1% of Total Investments)
$6,070	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	Baa3	$3,478,414
	Health Care – 25.5% (17.1% of Total Investments)
1,630	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA+	1,489,999
1,800	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31	8/11 at 102.00	A+	1,729,818
662	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	486,388
4,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA+	3,915,880
1,815	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	1,519,917
5,020	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	4,615,288
4,060	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	4,038,563
1,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	1,431,075
20,487	Total Health Care			19,226,928
	Housing/Multifamily – 1.5% (1.0% of Total Investments)
1,165	Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23	5/13 at 102.00	AA–	1,158,616
	Long-Term Care – 7.7% (5.2% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A–	2,819,790
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Insured Senior Living Revenue Bonds, Odd Fellows Home of California, Series 2003A, 5.200%, 11/15/22	11/12 at 100.00	A–	999,970
2,000	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Series 2002, 5.250%, 1/01/26	1/13 at 100.00	A–	2,007,160
6,000	Total Long-Term Care			5,826,920
	Tax Obligation/General – 18.8% (12.7% of Total Investments)
2,000	Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/26 – NPFG Insured	8/12 at 101.00	Aa2	2,003,540
1,030	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Trust 2668, 9.469%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AA+	1,034,923
450	Fremont Unified School District, Alameda County, California, General Obligation	8/12 at 101.00	Aa2	455,369
	Bonds, Series 2002A, 5.000%, 8/01/25 – FGIC Insured
2,000	Los Angeles, California, General Obligation Bonds, Series 2002A, 5.000%, 9/01/22 – NPFG Insured	9/12 at 100.00	Aa2	2,075,360
1,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2003A, 5.000%, 9/01/26 – FGIC Insured	9/13 at 100.00	Aa2	1,001,860
1,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AA+	891,710
140	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	140,739

Nuveen Investments	69

Nuveen Insured California Tax-Free Advantage Municipal Fund (continued)
NKX	Portfolio of Investments	February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$3,855	San Rafael City High School District, Marin County, California, General Obligation	8/12 at 100.00	AA+	$3,837,113
	Bonds, Series 2003A, 5.000%, 8/01/28 – AGM Insured
12,520	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	2,741,630
23,995	Total Tax Obligation/General			14,182,244
	Tax Obligation/Limited – 46.0% (31.0% of Total Investments)
550	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/13 at 102.00	BBB	547,404
1,165	Burbank Public Financing Authority, California, Revenue Refunding Bonds, Golden State Redevelopment Project, Series 2003A, 5.250%, 12/01/22 – AMBAC Insured	12/13 at 100.00	A	1,139,626
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/12 at 100.00	A2	3,738,880
170	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	156,157
525	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	406,770
1,610	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Series 2004A, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 102.00	N/R	1,467,064
3,285	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	2,633,519
2,905	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 9.229%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AA+	1,918,753
700	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	447,608
5,540	Irvine Public Facilities and Infrastructure Authority, California, Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/21 – AMBAC Insured	9/13 at 100.00	N/R	5,407,313
315	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	254,463
1,770	Los Angeles Unified School District, California, Certificates of Participation, Administration Building Project II, Series 2002C, 5.000%, 10/01/27 – AMBAC Insured	10/12 at 100.00	Aa3	1,657,021
2,000	Los Angeles, California, Certificates of Participation, Municipal Improvement	6/13 at 100.00	A+	1,894,460
	Corporation, Series 2003AW, 5.000%, 6/01/33 – AMBAC Insured
1,500	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	1,318,080
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	3/13 at 100.00	Baa1	1,117,485
150	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	118,527
190	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	183,274
	San Buenaventura, California, Certificates of Participation, Golf Course Financing Project, Series 2002D:
3,000	5.000%, 2/01/27 – AMBAC Insured	2/12 at 100.00	AA–	2,828,430
3,300	5.000%, 2/01/32 – AMBAC Insured	2/12 at 100.00	AA–	2,928,156
1,200	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	9/11 at 100.00	Baa2	1,111,668
2,770	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Civic Center Project, Series 2002B, 5.000%, 6/01/32 – AMBAC Insured	6/12 at 100.00	AA+	2,627,345
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	A2	821,340
39,145	Total Tax Obligation/Limited			34,723,343

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 8.2% (5.5% of Total Investments)
$5,480	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/26 – AMBAC Insured	8/12 at 100.00	N/R	$4,667,535
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	7/11 at 100.00	BBB–	1,526,900
7,480	Total Transportation			6,194,435
	U.S. Guaranteed – 20.6% (13.9% of Total Investments) (4)
1,000	Berryessa Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/12) – AGM Insured	8/12 at 100.00	AA+ (4)	1,064,230
	California State, General Obligation Bonds, Series 2002:
1,000	5.000%, 4/01/27 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AAA	1,050,450
2,945	5.250%, 4/01/30 (Pre-refunded 4/01/12) – SYNCORA GTY Insured	4/12 at 100.00	A1 (4)	3,101,586
500	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	565,020
1,625	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,872,699
2,030	Hacienda La Puente Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003B, 5.000%, 8/01/27 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA+ (4)	2,236,979
1,260	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa1 (4)	1,456,623
2,390	Solano County, California, Certificates of Participation, Series 2002, 5.250%, 11/01/24 (Pre-refunded 11/01/12) – NPFG Insured	11/12 at 100.00	AA– (4)	2,574,293
1,600	Sunnyvale Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2001, 5.000%, 10/01/26 (Pre-refunded 10/01/11) – AMBAC Insured	10/11 at 100.00	AAA	1,644,560
14,350	Total U.S. Guaranteed			15,566,440
	Utilities – 3.2% (2.2% of Total Investments)
1,000	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	A+	1,036,650
945	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	851,606
275	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–	290,758
310	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	258,401
2,530	Total Utilities			2,437,415
	Water and Sewer – 12.4% (8.3% of Total Investments)
1,000	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	914,070
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA+	690,585
215	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	199,077
635	Manteca Financing Authority, California, Sewerage Revenue Bonds, Series 2003B, 5.000%, 12/01/33 – NPFG Insured	12/13 at 100.00	Aa3	617,957
170	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	161,772

Nuveen Investments	71

Nuveen Insured California Tax-Free Advantage Municipal Fund (continued)
NKX	Portfolio of Investments	February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	San Diego Public Facilities Financing Authority, California, Subordinate Lien Water Revenue Bonds, Series 2002:
$3,000	5.000%, 8/01/22 – NPFG Insured	8/12 at 100.00	Aa3	$3,064,050
2,500	5.000%, 8/01/23 – NPFG Insured	8/12 at 100.00	Aa3	2,517,050
1,180	South Feather Water and Power Agency, California, Water Revenue Certificates of Participation, Solar Photovoltaic Project, Series 2003, 5.375%, 4/01/24	4/13 at 100.00	A	1,159,610
9,450	Total Water and Sewer			9,324,171
$130,672	Total Investments (cost $119,573,088) – 148.5%			112,118,926
	Floating Rate Obligations – (4.5)%			(3,360,000)
	Other Assets Less Liabilities – 3.0%			2,233,715
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.0)% (5)			(35,500,000)
	Net Assets Applicable to Common Shares – 100%			$75,492,641

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.7%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

72	Nuveen Investments

Statement of
Assets & Liabilities
February 28, 2011

	Insured California Premium Income (NPC	)	Insured California Premium Income 2 (NCL )	California Premium Income (NCU )	California Dividend Advantage (NAC )
Assets
Investments, at value (cost $131,627,729, $266,167,428, $117,924,375 and $488,322,547, respectively)	$128,531,114		$253,654,101	$113,871,993	$459,137,205
Cash	—		689,146	681,598	—
Receivables:
Interest	2,421,135		3,414,756	1,517,963	7,618,929
Investments sold	—		195,000	—	5,439,776
Deferred offering costs	830,729		623,500	791,021	—
Other assets	39,039		76,995	14,468	144,034
Total assets	131,822,017		258,653,498	116,877,043	472,339,944
Liabilities
Cash overdraft	400,154		—	—	2,056,012
Floating rate obligations	—		17,880,000	6,650,000	28,545,000
Unrealized depreciation on forward swaps	—		15,872	—	—
Payables:
Auction Rate Preferred share dividends	—		—	—	3,082
Common share dividends	421,902		851,305	389,518	1,694,281
Interest	—		—	58,750	—
Investments purchased	—		—	—	6,509,060
Offering costs	371,743		330,696	164,143	—
MuniFund Term Preferred (MTP) shares, at liquidation value	—		—	35,250,000	—
Variable Rate Demand Preferred (VRDP) shares, at liquidation value	42,700,000		74,000,000	—	—
Accrued expenses:
Management fees	63,834		122,994	55,341	220,849
Other	37,363		93,414	33,812	157,580
Total liabilities	43,994,996		93,294,281	42,601,564	39,185,864
Auction Rate Preferred Shares (ARPS), at liquidation value	—		—	—	135,525,000
Net assets applicable to Common shares	$87,827,021		$165,359,217	$74,275,479	$297,629,080
Common shares outstanding	6,442,132		12,664,222	5,730,688	23,480,254
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$13.63		$13.06	$12.96	$12.68
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$64,421		$126,642	$57,307	$234,803
Paid-in surplus	89,190,994		175,791,333	77,795,548	334,347,590
Undistributed (Over-distribution of) net investment income	1,493,036		3,319,135	1,445,417	6,424,912
Accumulated net realized gain (loss)	175,185		(1,348,694)	(970,411)	(14,192,883)
Net unrealized appreciation (depreciation)	(3,096,615)		(12,529,199)	(4,052,382)	(29,185,342)
Net assets applicable to Common shares	$87,827,021		$165,359,217	$74,275,479	$297,629,080
Authorized shares:
Common	200,000,000		200,000,000	Unlimited	Unlimited
ARPS	1,000,000		1,000,000	Unlimited	Unlimited
MTP	—		—	Unlimited	—
VRDP	Unlimited		Unlimited	—	—

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of
Assets & Liabilities (continued)

	California Dividend Advantage 2 (NVX )	California Dividend Advantage 3 (NZH )	Insured California Dividend Advantage (NKL )	Insured California Tax-Free Advantage (NKX )
Assets
Investments, at value (cost $314,111,634, $473,222,448, $326,637,901 and $119,573,088, respectively)	$300,404,486	$443,312,104	$315,655,940	$112,118,926
Cash	382,339	920,769	1,572,377	737,024
Receivables:
Interest	4,785,206	7,672,841	4,186,781	1,504,015
Investments sold	10,300	4,784,935	—	—
Deferred offering costs	1,087,394	1,266,862	—	489,784
Other assets	69,439	145,733	78,327	35,083
Total assets	306,739,164	458,103,244	321,493,425	114,884,832
Liabilities
Cash overdraft	—	—	—	—
Floating rate obligations	11,390,000	3,845,000	7,385,000	3,360,000
Unrealized depreciation on forward swaps	—	—	—	—
Payables:
Auction Rate Preferred share dividends	4,536	8,496	4,345	—
Common share dividends	1,151,601	1,736,666	1,156,269	380,269
Interest	93,958	212,031	—	—
Investments purchased	—	3,364,178	—	—
Offering costs	230,915	260,629	—	71,729
MuniFund Term Preferred (MTP) shares, at liquidation value	55,000,000	86,250,000	—	—
Variable Rate Demand Preferred (VRDP) shares, at liquidation value	—	—	—	35,500,000
Accrued expenses:
Management fees	134,176	204,610	129,124	54,922
Other	109,324	158,583	118,622	25,271
Total liabilities	68,114,510	96,040,193	8,793,360	39,392,191
Auction Rate Preferred Shares (ARPS), at liquidation value	39,950,000	69,500,000	103,750,000	—
Net assets applicable to Common shares	$198,674,654	$292,563,051	$208,950,065	$75,492,641
Common shares outstanding	14,746,722	24,127,919	15,256,178	5,887,263
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$13.47	$12.13	$13.70	$12.82
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$147,467	$241,279	$152,562	$58,873
Paid-in surplus	209,552,404	339,610,821	216,718,484	82,869,244
Undistributed (Over-distribution of) net investment income	4,037,577	3,952,914	4,534,074	1,034,878
Accumulated net realized gain (loss)	(1,355,646)	(21,331,619)	(1,473,094)	(1,016,192)
Net unrealized appreciation (depreciation)	(13,707,148)	(29,910,344)	(10,981,961)	(7,454,162)
Net assets applicable to Common shares	$198,674,654	$292,563,051	$208,950,065	$75,492,641
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
ARPS	Unlimited	Unlimited	Unlimited	Unlimited
MTP	Unlimited	Unlimited	—	—
VRDP	—	—	—	Unlimited

See accompanying notes to financial statements.

74	Nuveen Investments

Statement of
Operations
Year Ended February 28, 2011

	Insured California Premium Income (NPC )	Insured California Premium Income 2 (NCL )	California Premium Income (NCU )	California Dividend Advantage (NAC )
Investment Income	$7,352,691	$13,865,076	$6,588,755	$27,018,048
Expenses
Management fees	886,256	1,705,393	761,520	3,079,014
Auction fees	47,539	106,697	30,645	203,287
Dividend disbursing agent fees	10,000	26,685	5,863	20,000
Shareholders’ servicing agent fees and expenses	6,389	10,399	14,229	3,603
Interest expense and amortization of offering costs	196,322	193,410	431,149	205,060
Liquidity fees on VRDP	411,698	95,782	—	—
Custodian’s fees and expenses	27,605	49,222	26,197	92,281
Directors’/Trustees’ fees and expenses	3,611	6,625	3,163	12,860
Professional fees	19,719	25,230	14,369	108,330
Shareholders’ reports – printing and mailing expenses	30,494	51,272	27,751	73,163
Stock exchange listing fees	9,068	9,068	799	9,068
Other expenses	17,743	10,125	17,988	13,791
Total expenses before custodian fee credit and expense reimbursement	1,666,444	2,289,908	1,333,673	3,820,457
Custodian fee credit	(1,967)	(3,280)	(1,355)	(1,529)
Expense reimbursement	—	—	—	—
Net expenses	1,664,477	2,286,628	1,332,318	3,818,928
Net investment income (loss)	5,688,214	11,578,448	5,256,437	23,199,120
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	171,851	3,862,920	17,475	504,735
Change in net unrealized appreciation (depreciation) of:
Investments	(7,233,345)	(16,035,141)	(4,515,299)	(30,484,773)
Forward swaps	—	(15,872)	—	—
Net realized and unrealized gain (loss)	(7,061,494)	(12,188,093)	(4,497,824)	(29,980,038)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(25,864)	(280,073)	(91,616)	(565,279)
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(25,864)	(280,073)	(91,616)	(565,279)
Net increase (decrease) in net assets applicable to Common shares from operations	$(1,399,144)	$(889,718)	$666,997	$(7,346,197)

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of
Operations (continued)
Year Ended February 28, 2011

	California Dividend Advantage 2 (NVX )	California Dividend Advantage 3 (NZH )	Insured California Dividend Advantage (NKL )	Insured California Tax-Free Advantage (NKX )
Investment Income	$17,915,532	$27,326,629	$17,994,834	$6,349,693
Expenses
Management fees	2,006,033	3,076,348	2,122,596	767,904
Auction fees	118,223	104,251	156,041	33,669
Dividend disbursing agent fees	20,000	20,000	20,000	—
Shareholders’ servicing agent fees and expenses	9,749	24,360	1,588	880
Interest expense and amortization of offering costs	559,114	2,974,838	53,954	387,416
Liquidity fees on VRDP	—	—	—	328,961
Custodian’s fees and expenses	64,120	90,032	59,677	24,450
Directors’/Trustees’ fees and expenses	8,056	13,123	8,503	3,717
Professional fees	33,530	109,302	28,076	74,615
Shareholders’ reports – printing and mailing expenses	47,977	71,678	53,208	25,241
Stock exchange listing fees	2,054	3,360	2,125	820
Other expenses	18,202	16,547	17,210	27,292
Total expenses before custodian fee credit and expense reimbursement	2,887,058	6,503,839	2,522,978	1,674,965
Custodian fee credit	(869)	(1,754)	(1,907)	(2,040)
Expense reimbursement	(174,675)	(396,720)	(355,530)	(74,161)
Net expenses	2,711,514	6,105,365	2,165,541	1,598,764
Net investment income (loss)	15,204,018	21,221,264	15,829,293	4,750,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,606,851	(1,730,418)	93,837	105,651
Change in net unrealized appreciation (depreciation) of:
Investments	(17,378,595)	(22,899,118)	(16,671,070)	(7,235,385)
Forward swaps	—	—	—	—
Net realized and unrealized gain (loss)	(15,771,744)	(24,629,536)	(16,577,233)	(7,129,734)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(331,826)	(290,939)	(435,387)	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(331,826)	(290,939)	(435,387)	—
Net increase (decrease) in net assets applicable to Common shares from operations	$(899,552)	$(3,699,211)	$(1,183,327)	$(2,378,805)

See accompanying notes to financial statements.

76	Nuveen Investments

Statement of
Changes in Net Assets

	Insured California Premium Income (NPC)		Insured California Premium Income 2 (NCL)		California Premium Income (NCU)
	Year Ended 2/28/11	Year Ended 2/28/10	Year Ended 2/28/11	Year Ended 2/28/10	Year Ended 2/28/11	Year Ended 2/28/10
Operations
Net investment income (loss)	$5,688,214	$6,202,024	$11,578,448	$12,393,332	$5,256,437	$5,420,568
Net realized gain (loss) from:
Investments	171,851	208,253	3,862,920	905,377	17,475	771,424
Forward swaps	—	—	—	2,508,000	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(7,233,345)	3,266,189	(16,035,141)	10,832,050	(4,515,299)	5,758,190
Forward swaps	—	—	(15,872)	(1,751,141)	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(25,864)	(160,577)	(280,073)	(280,372)	(91,616)	(196,230)
From accumulated net realized gains	—	(125,550)	—	(219,424)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	(1,399,144)	9,390,339	(889,718)	24,387,822	666,997	11,753,952
Distributions to Common Shareholders
From net investment income	(5,537,014)	(4,841,052)	(10,941,930)	(9,927,691)	(4,944,267)	(4,156,357)
From accumulated net realized gains	(180,380)	—	—	—	—	—
Decrease in net assets applicable to
Common shares from distributions to
Common shareholders	(5,717,394)	(4,841,052)	(10,941,930)	(9,927,691)	(4,944,267)	(4,156,357)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	36,242	—	—	—
Repurchased and retired	—	(137,066)	(14,592)	(122,212)	(28,416)	(276,239)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(137,066)	21,650	(122,212)	(28,416)	(276,239)
Net increase (decrease) in net assets applicable to Common shares	(7,116,538)	4,412,221	(11,809,998)	14,337,919	(4,305,686)	7,321,356
Net assets applicable to Common shares at the beginning of year	94,943,559	90,531,338	177,169,215	162,831,296	78,581,165	71,259,809
Net assets applicable to Common shares at the end of year	$87,827,021	$94,943,559	$165,359,217	$177,169,215	$74,275,479	$78,581,165
Undistributed (Over-distribution of) net investment income at the end of year	$1,493,036	$1,341,479	$3,319,135	$2,990,818	$1,445,417	$1,156,186

See accompanying notes to financial statements.

Nuveen Investments	77

Statement of
Changes in Net Assets (continued)

	California Dividend Advantage (NAC)		California Dividend Advantage 2 (NVX)		California Dividend Advantage 3 (NZH)
	Year Ended 2/28/11	Year Ended 2/28/10	Year Ended 2/28/11	Year Ended 2/28/10	Year Ended 2/28/11	Year Ended 2/28/10
Operations
Net investment income (loss)	$23,199,120	$23,628,358	$15,204,018	$15,761,479	$21,221,264	$23,612,940
Net realized gain (loss) from:
Investments	504,735	1,654,622	1,606,851	(224,116)	(1,730,418)	(1,481,783)
Forward swaps	—	—	—	—	—	(1,938,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(30,484,773)	36,206,667	(17,378,595)	21,083,029	(22,899,118)	37,608,511
Forward swaps	—	—	—	—	—	2,841,843
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(565,279)	(466,845)	(331,826)	(520,453)	(290,939)	(747,503)
From accumulated net realized gains	—	(387,199)	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	(7,346,197)	60,635,603	(899,552)	36,099,939	(3,699,211)	59,896,008
Distributions to Common Shareholders
From net investment income	(20,815,246)	(19,065,967)	(14,112,614)	(12,903,633)	(21,711,954)	(20,091,489)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to
Common shares from distributions to
Common shareholders	(20,815,246)	(19,065,967)	(14,112,614)	(12,903,633)	(21,711,954)	(20,091,489)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	114,072	—
Repurchased and retired	—	—	—	(333,589)	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	(333,589)	114,072	—
Net increase (decrease) in net assets applicable to Common shares	(28,161,443)	41,569,636	(15,012,166)	22,862,717	(25,297,093)	39,804,519
Net assets applicable to Common shares at the beginning of year	325,790,523	284,220,887	213,686,820	190,824,103	317,860,144	278,055,625
Net assets applicable to Common shares at the end of year	$297,629,080	$325,790,523	$198,674,654	$213,686,820	$292,563,051	$317,860,144
Undistributed (Over-distribution of) net investment income at the end of year	$6,424,912	$4,761,516	$4,037,577	$3,224,000	$3,952,914	$4,465,685

See accompanying notes to financial statements.

78	Nuveen Investments

	Insured California Dividend Advantage (NKL)		Insured California Tax-Free Advantage (NKX)
	Year Ended 2/28/11	Year Ended 2/28/10	Year Ended 2/28/11	Year Ended 2/28/10
Operations
Net investment income (loss)	$15,829,293	$16,095,615	$4,750,929	$5,027,504
Net realized gain (loss) from:
Investments	93,837	53,877	105,651	(4,642)
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(16,671,070)	15,219,178	(7,235,385)	6,385,845
Forward swaps	—	—	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(435,387)	(548,107)	—	—
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	(1,183,327)	30,820,563	(2,378,805)	11,408,707
Distributions to Common Shareholders
From net investment income	(14,210,033)	(12,835,656)	(4,715,499)	(4,491,527)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to
Common shares from distributions to
Common shareholders	(14,210,033)	(12,835,656)	(4,715,499)	(4,491,527)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	42,871	—	8,413	—
Repurchased and retired	—	(151,512)	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	42,871	(151,512)	8,413	—
Net increase (decrease) in net assets applicable to Common shares	(15,350,489)	17,833,395	(7,085,891)	6,917,180
Net assets applicable to Common shares at the beginning of year	224,300,554	206,467,159	82,578,532	75,661,352
Net assets applicable to Common shares at the end of year	$208,950,065	$224,300,554	$75,492,641	$82,578,532
Undistributed (Over-distribution of) net investment income at the end of year	$4,534,074	$3,373,091	$1,034,878	$782,603

See accompanying notes to financial statements.

Nuveen Investments	79

Statement of
Cash Flows
Year Ended February 28, 2011

	Insured California Premium Income (NPC )	Insured California Premium Income 2 (NCL )	California Premium Income (NCU )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(1,399,144)	$(889,718)	$666,997
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(8,605,623)	(69,238,040)	(6,476,975)
Proceeds from sales and maturities of investments	10,200,438	73,450,946	6,142,768
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	414,164	(393,733)	(40,322)
(Increase) Decrease in:
Receivable for interest	(52,200)	189,822	3,069
Receivable for investments sold	9,384,525	10,485,525	—
Other assets	(23,801)	(15,642)	5,869
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(2,160)	(2,963)	(2,565)
Payable for interest	—	—	58,750
Payable for investments purchased	(6,185,626)	(1,185,262)	—
Accrued management fees	(4,358)	(8,028)	(2,932)
Accrued other expenses	(20,545)	(25,472)	(17,349)
Net realized (gain) loss from investments	(171,851)	(3,862,920)	(17,475)
Change in net unrealized (appreciation) depreciation of investments	7,233,345	16,035,141	4,515,299
Change in net unrealized (appreciation) depreciation of forward swaps	—	15,872	—
Taxes paid on undistributed capital gains	(3,284)	(7,016)	(868)
Net cash provided by (used in) operating activities	10,763,880	24,548,512	4,834,266
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(830,729)	(623,500)	(791,021)
Increase (Decrease) in:
Cash overdraft balance	(2,336,262)	(6,864,407)	—
Floating rate obligations	—	—	—
Payable for offering costs	371,743	330,696	164,143
MTP shares, at liquidation value	—	—	35,250,000
VRDP shares, at liquidation value	42,700,000	74,000,000	—
ARPS, at liquidation value	(45,000,000)	(79,825,000)	(34,375,000)
Cash distributions paid to Common shareholders	(5,668,632)	(10,862,563)	(4,910,151)
Cost of Common shares repurchased and retired	—	(14,592)	(28,416)
Net cash provided by (used in) financing activities	(10,763,880)	(23,859,366)	(4,690,445)
Net Increase (Decrease) in Cash	—	689,146	143,821
Cash at the beginning of year	—	—	537,777
Cash at the End of Year	$—	$689,146	$681,598
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestment of Common share distributions as follows:

Insured California Premium Income (NPC	)	Insured California Premium Income 2 (NCL	)	California Premium Income (NCU	)
$—		$36,242		$—
Cash paid for interest (excluding amortization of offering costs) was as follows:

Insured California Premium Income (NPC	)	Insured California Premium Income 2 (NCL	)	California Premium Income (NCU	)
$170,051		$189,910		$296,691

See accompanying notes to financial statements.

80	Nuveen Investments

	California Dividend Advantage 2 (NVX )	California Dividend Advantage 3 (NZH )	Insured California Tax-Free Advantage (NKX )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(899,552)	$(3,699,211)	$(2,378,805)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(44,023,723)	(76,010,384)	(11,876,991)
Proceeds from sales and maturities of investments	40,645,794	86,583,455	9,109,794
Proceeds from (Purchases of) short-term investments, net	—	—	3,000,000
Amortization (Accretion) of premiums and discounts, net	(596,386)	(1,123,050)	(372,558)
(Increase) Decrease in:
Receivable for interest	(175,096)	(120,947)	(3,259)
Receivable for investments sold	1,494,425	(3,781,785)	—
Other assets	(4,739)	(7,825)	(34,646)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(1,770)	1,056	—
Payable for interest	93,958	52,851	—
Payable for investments purchased	—	3,364,178	—
Accrued management fees	3,538	27,694	2,741
Accrued other expenses	(10,992)	(24,199)	12,068
Net realized (gain) loss from investments	(1,606,851)	1,730,418	(105,651)
Change in net unrealized (appreciation) depreciation of investments	17,378,595	22,899,118	7,235,385
Change in net unrealized (appreciation) depreciation of forward swaps	—	—	—
Taxes paid on undistributed capital gains	(186)	(852)	—
Net cash provided by (used in) operating activities	12,297,015	29,890,517	4,588,078
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(1,087,394)	329,583	16,833
Increase (Decrease) in:
Cash overdraft balance	(626,791)	(358,724)	—
Floating rate obligations	2,485,000	(7,255,000)	—
Payable for offering costs	230,915	(84,371)	71,729
MTP shares, at liquidation value	55,000,000	—	—
VRDP shares, at liquidation value	—	—	—
ARPS, at liquidation value	(53,825,000)	—	—
Cash distributions paid to Common shareholders	(14,091,406)	(21,601,236)	(4,702,540)
Cost of Common shares repurchased and retired	—	—	—
Net cash provided by (used in) financing activities	(11,914,676)	(28,969,748)	(4,613,978)
Net Increase (Decrease) in Cash	382,339	920,769	(25,900)
Cash at the beginning of year	—	—	762,924
Cash at the End of Year	$382,339	$920,769	$737,024
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestment of Common share distribution as follows:

California Dividend Advantage 2 (NVX	)	California Dividend Advantage 3 (NZH	)	Insured California Tax-Free Advantage (NKX	)
$—		$114,072		$8,413
Cash paid for interest (excluding amortization of offering costs) was as follows:

California Dividend Advantage 2 (NVX	)	California Dividend Advantage 3 (NZH	)	Insured California Tax-Free Advantage (NKX	)
$382,005		$2,592,404		$170,570

See accompanying notes to financial statements.

Nuveen Investments	81

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Insured California Premium Income (NPC)
Year Ended 2/28:
2011	$14.74	$.88	$(1.10)	$— **	$—	$(.22)	$(.86)	$(.03)	$(.89)	$—		$13.63	$13.26
2010	14.03	.96	.55	(.03)	(.02)	1.46	(.75)	—	(.75)	—	**	14.74	13.30
2009(f)	14.93	.47	(.74)	(.11)	(.02)	(.40)	(.36)	(.14)	(.50)	—	**	14.03	12.04
Year Ended 8/31:
2008	15.04	.95	(.10)	(.22)	— **	.63	(.73)	(.01)	(.74)	—		14.93	13.89
2007	15.58	.90	(.40)	(.21)	(.02)	.27	(.73)	(.08)	(.81)	—		15.04	14.96
2006	16.21	.92	(.38)	(.18)	(.02)	.34	(.83)	(.14)	(.97)	—		15.58	15.08

Insured California Premium Income 2 (NCL)
Year Ended 2/28:
2011	13.99	.91	(.96)	(.02)	—	(.07)	(.86)	—	(.86)	—	**	13.06	12.45
2010	12.85	.98	.99	(.03)	(.02)	1.92	(.78)	—	(.78)	—	**	13.99	12.72
2009(f)	14.13	.44	(1.12)	(.10)	(.02)	(.80)	(.34)	(.14)	(.48)	—	**	12.85	10.89
Year Ended 8/31:
2008	14.50	.95	(.44)	(.24)	—	.27	(.64)	—	(.64)	—		14.13	12.66
2007	14.99	.89	(.46)	(.25)	—	.18	(.67)	—	(.67)	—		14.50	13.71
2006	15.33	.90	(.28)	(.20)	—	.42	(.76)	—	(.76)	—		14.99	14.19
	Auction Rate Preferred Shares at End of Period			Variable Rate Demand Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Insured California Premium Income (NPC)
Year Ended 2/28:
2011	$—	$—	$—	$42,700	$100,000	$305,684
2010	45,000	25,000	77,746	—	—	—
2009(f)	45,000	25,000	75,295	—	—	—
Year Ended 8/31:
2008	45,000	25,000	78,590	—	—	—
2007	45,000	25,000	78,987	—	—	—
2006	45,000	25,000	80,878	—	—	—

Insured California Premium Income 2 (NCL)
Year Ended 2/28:
2011	—	—	—	74,000	100,000	323,458
2010	79,825	25,000	80,487	—	—	—
2009(f)	79,825	25,000	75,996	—	—	—
Year Ended 8/31:
2008	87,400	25,000	76,411	—	—	—
2007	95,000	25,000	73,511	—	—	—
2006	95,000	25,000	75,150	—	—	—

82	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

6.29%	(1.75)%	$87,827	1.77%		1.59%		6.03%		6%
17.13	10.66	94,944	1.19		1.19		6.68		10
(9.25)	(2.43)	90,531	1.27	*	1.27	*	6.88	*	1

(2.21)	4.23	96,462	1.19		1.19		6.24		17
4.61	1.70	97,176	1.22		1.16		5.84		9
1.00	2.23	100,581	1.16		1.16		5.89		9

4.38	(.72)	165,359	1.29		1.18		6.53		26
24.41	15.35	177,169	1.27		1.18		7.25		7
(9.95)	(5.40)	162,831	1.53	*	1.24	*	7.15	*	9

(3.06)	1.86	179,734	1.23		1.21		6.56		12
1.26	1.18	184,343	1.24		1.18		6.00		19
(.63)	2.91	190,571	1.20		1.20		6.05		14

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Premium Income (NCU)
Year Ended 2/28:
2011	$13.71	$.92	$(.79)	$(.02)	$—	$.11	$(.86)	$—	$(.86)	$—	**	$12.96	$12.28
2010	12.37	.95	1.13	(.03)	—	2.05	(.72)	—	(.72)	.01		13.71	12.11
2009(f)	13.67	.43	(1.29)	(.10)	— **	(.96)	(.33)	(.01)	(.34)	—	**	12.37	10.06
Year Ended 8/31:
2008	14.06	.92	(.43)	(.24)	—	.25	(.64)	—	(.64)	—		13.67	12.58
2007	14.63	.90	(.52)	(.24)	(.01)	.13	(.67)	(.03)	(.70)	—		14.06	13.03
2006	15.03	.89	(.30)	(.21)	—	.38	(.77)	(.01)	(.78)	—		14.63	14.01
California Dividend Advantage (NAC)
Year Ended 2/28:
2011	13.88	.98	(1.27)	(.02)	—	(.31)	(.89)	—	(.89)	—		12.68	12.20
2010	12.10	1.01	1.63	(.03)	(.02)	2.59	(.81)	—	(.81)	—		13.88	12.60
2009(f)	14.43	.49	(2.07)	(.09)	(.02)	(1.69)	(.38)	(.26)	(.64)	—		12.10	10.82
Year Ended 8/31:
2008	14.93	1.02	(.50)	(.23)	(.01)	.28	(.74)	(.04)	(.78)	—		14.43	13.44
2007	15.59	1.00	(.56)	(.24)	(.01)	.19	(.80)	(.05)	(.85)	—		14.93	14.34
2006	15.98	1.01	(.25)	(.21)	—	.55	(.91)	(.03)	(.94)	—		15.59	15.97

	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share	Asset Coverage Per Share
California Premium Income (NCU)
Year Ended 2/28:
2011	$—	$—	$—	$35,250	$10.00	$9.63	$9.74^	$31.07
2010	34,375	25,000	82,150	—	—	—	—	—
2009(f)	40,875	25,000	68,584	—	—	—	—	—
Year Ended 8/31:
2008	43,000	25,000	70,910	—	—	—	—	—
2007	43,000	25,000	72,209	—	—	—	—	—
2006	43,000	25,000	74,109	—	—	—	—	—
California Dividend Advantage (NAC)
Year Ended 2/28:
2011	135,525	25,000	79,903	—	—	—	—	—
2010	135,525	25,000	85,098	—	—	—	—	—
2009(f)	135,525	25,000	77,430	—	—	—	—	—
Year Ended 8/31:
2008	135,525	25,000	87,485	—	—	—	—	—
2007	175,000	25,000	75,075	—	—	—	—	—
2006	175,000	25,000	77,217	—	—	—	—	—

84	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

8.34%	.63%	$74,275	1.69%		1.24%		6.66%		N/A		N/A		N/A		5%
28.13	17.06	78,581	1.30		1.24		7.18		N/A		N/A		N/A		10
(17.22)	(6.92)	71,260	1.57	*	1.37	*	7.06	*	N/A		N/A		N/A		14

1.51	1.81	78,966	1.34		1.23		6.56		N/A		N/A		N/A		5
(2.21)	.82	81,200	1.29		1.21		6.14		N/A		N/A		N/A		11
3.14	2.72	84,467	1.23		1.23		6.09		N/A		N/A		N/A		20

3.54	(2.57)	297,629	1.18		1.12		7.18		N/A		N/A		N/A		20
24.62	21.97	325,791	1.21		1.13		7.63		1.18		1.10		7.66		4
(14.14)	(11.45)	284,221	1.31	*	1.17	*	7.92	*	1.24	*	1.10	*	7.99	*	14

(.84)	1.85	338,732	1.26		1.15		6.77		1.11		1.00		6.92		19
(5.19)	1.16	350,523	1.17		1.12		6.24		.95		.90		6.46		20
5.47	3.63	365,516	1.13		1.13		6.22		.84		.84		6.50		13

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares, and/or MuniFund Term Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of July 31, 2009, the Adviser is no longer reimbursing California Dividend Advantage (NAC) for any fees or expenses.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
^	For the period September 22, 2010 (first issuance date of shares) through February 28, 2011.
N/A	Fund does not have a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Dividend Advantage 2 (NVX)
Year Ended 2/28:
2011	$14.49	$1.03	$(1.07)	$(.02)	$—		$(.06)	$(.96)	$—	$(.96)	$—		$13.47	$12.83
2010	12.91	1.07	1.43	(.04)	—		2.46	(.88)	—	(.88)	—	**	14.49	13.56
2009(f)	14.39	.51	(1.47)	(.11)	(.01)		(1.08)	(.36)	(.04)	(.40)	—	**	12.91	10.51
Year Ended 8/31:
2008	14.69	1.01	(.37)	(.25)	—		.39	(.69)	—	(.69)	—		14.39	12.67
2007	15.36	.96	(.62)	(.25)	—		.09	(.76)	—	(.76)	—		14.69	13.73
2006	15.63	.97	(.19)	(.21)	—		.57	(.84)	—	(.84)	—		15.36	14.95
California Dividend Advantage 3 (NZH)
Year Ended 2/28:
2011	13.18	.88	(1.02)	(.01)	—		(.15)	(.90)	—	(.90)	—		12.13	11.67
2010	11.53	.98	1.53	(.03)	—		2.48	(.83)	—	(.83)	—		13.18	12.67
2009(f)	13.62	.50	(2.13)	(.09)	—		(1.72)	(.37)	—	(.37)	—	**	11.53	10.23
Year Ended 8/31:
2008	14.25	1.03	(.70)	(.25)	—		.08	(.71)	—	(.71)	—		13.62	12.87
2007	15.03	.98	(.73)	(.27)	—		(.02)	(.76)	—	(.76)	—		14.25	13.52
2006	15.31	.97	(.20)	(.22)	—		.55	(.83)	—	(.83)	—		15.03	14.84

	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period						Auction Rate Preferred Shares and MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
California Dividend Advantage 2 (NVX)
Year Ended 2/28:
2011	$39,950	$25,000	$77,310	$55,000	$10.00	$9.82	$9.72	^^	$30.92	$3.09
2010	93,775	25,000	81,968	—	—	—	—		—	—
2009(f)	110,000	25,000	68,369	—	—	—	—		—	—
Year Ended 8/31:
2008	110,000	25,000	73,384	—	—	—	—		—	—
2007	110,000	25,000	74,394	—	—	—	—		—	—
2006	110,000	25,000	76,627	—	—	—	—		—	—
California Dividend Advantage 3 (NZH)
Year Ended 2/28:
2011	69,500	25,000	71,960	86,250	10.00	10.06	10.14		28.78	2.88
2010	69,500	25,000	76,021	86,250	10.00	10.11	10.09	^	30.41	3.04
2009(f)	154,075	25,000	70,117	—	—	—	—		—	—
Year Ended 8/31:
2008	159,925	25,000	76,377	—	—	—	—		—	—
2007	187,000	25,000	70,963	—	—	—	—		—	—
2006	187,000	25,000	73,459	—	—	—	—		—	—

86	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement (c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

1.37%	(.64)%	$198,675	1.36%		1.14%		7.10%		1.28%		1.06%		7.19%		13%
38.29	19.52	213,687	1.20		1.16		7.58		1.04		1.01		7.74		4
(13.83)	(7.40)	190,824	1.37	*	1.32	*	7.85	*	1.14	*	1.09	*	8.08	*	7

(2.80)	2.76	212,890	1.25		1.16		6.56		.99		.90		6.83		20
(3.39)	.46	217,332	1.25		1.17		5.97		.91		.83		6.31		21
4.19	3.82	227,160	1.16		1.16		5.94		.74		.74		6.35		9

(1.21)	(1.40)	292,563	2.07		1.23		6.61		1.94		1.10		6.74		16
32.93	22.17	317,860	1.36		1.17		7.68		1.16		.97		7.88		6
(17.58)	(12.54)	278,056	1.39	*	1.27	*	8.50	*	1.13	*	1.01	*	8.75	*	9

.46	.60	328,659	1.21		1.19		6.96		.90		.88		7.27		23
(4.12)	(.32)	343,806	1.22		1.16		6.16		.83		.78		6.54		23
8.50	3.81	362,473	1.16		1.16		6.08		.71		.71		6.53		10

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Polices, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
^	For the period December 21, 2009 (first issuance date of shares) through February 28, 2010.
^^	For the period October 22, 2010 (first issuance date of shares) through February 28, 2011.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders (a)	Total	Net Investment Income to Common Share-holders	Capital Gains to Common Share-holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Insured California Dividend Advantage (NKL)
Year Ended 2/28:
2011	$14.71	$1.04	$(1.09)	$(.03)	$—	$(.08)	$(.93)	$—	$(.93)	$—		$13.70	$13.02
2010	13.52	1.06	1.01	(.04)	—	2.03	(.84)	—	(.84)	—	**	14.71	13.66
2009(f)	14.61	.50	(1.07)	(.10)	(.01)	(.68)	(.37)	(.04)	(.41)	—	**	13.52	11.16
Year Ended 8/31:
2008	14.91	1.03	(.33)	(.25)	(.01)	.44	(.72)	(.02)	(.74)	—		14.61	13.50
2007	15.50	1.01	(.57)	(.26)	— **	.18	(.77)	— **	(.77)	—		14.91	14.24
2006	15.81	1.01	(.25)	(.22)	—	.54	(.85)	—	(.85)	—		15.50	15.70
Insured California Tax-Free Advantage (NKX)
Year Ended 2/28:
2011	14.03	.81	(1.22)	—	—	(.41)	(.80)	—	(.80)	—		12.82	11.78
2010	12.85	.85	1.09	—	—	1.94	(.76)	—	(.76)	—		14.03	12.87
2009(f)	14.19	.39	(1.32)	— **	(.01)	(.94)	(.35)	(.05)	(.40)	—		12.85	11.75
Year Ended 8/31:
2008	14.47	.97	(.30)	(.24)	—	.43	(.71)	—	(.71)	—		14.19	13.78
2007	14.92	.96	(.46)	(.24)	—	.26	(.71)	—	(.71)	—		14.47	14.47
2006	15.17	.95	(.25)	(.21)	—	.49	(.74)	—	(.74)	—		14.92	14.27

	Auction Rate Preferred Shares at End of Period			Variable Rate Demand Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Insured California Dividend Advantage (NKL)
Year Ended 2/28:
2011	$103,750	$25,000	$75,349	$—	$—	$—
2010	108,250	25,000	76,802	—	—	—
2009(f)	108,250	25,000	72,683	—	—	—
Year Ended 8/31:
2008	118,000	25,000	72,321	—	—	—
2007	118,000	25,000	73,289	—	—	—
2006	118,000	25,000	75,111	—	—	—
Insured California Tax-Free Advantage (NKX)
Year Ended 2/28:
2011	—	—	—	35,500	100,000	312,655
2010	—	—	—	35,500	100,000	332,616
2009(f)	—	—	—	35,500	100,000	313,131
Year Ended 8/31:
2008	—	—	—	35,500	100,000	335,299
2007	45,000	25,000	72,302	—	—	—
2006	45,000	25,000	73,764	—	—	—

88	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

1.81%	(.75)%	$208,950	1.13%		1.11%		6.94%		.97%		.95%		7.10%		7%
30.55	15.42	224,301	1.19		1.16		7.21		.95		.93		7.45		1
(14.22)	(4.50)	206,467	1.32	*	1.23	*	7.36	*	1.01	*	.92	*	7.67	*	3

(.03)	2.98	223,356	1.19		1.19		6.52		.84		.84		6.87		6
(4.64)	1.13	227,923	1.21		1.16		6.12		.79		.74		6.54		12
10.72	3.62	236,525	1.17		1.17		6.12		.71		.71		6.58		3

(2.71)	(3.18)	75,493	2.06		1.85		5.74		1.97		1.76		5.83		8
16.39	15.49	82,579	1.68		1.46		6.11		1.47		1.25		6.32		—	***
(11.55)	(6.42)	75,661	2.57	*	1.54	*	5.89	*	2.27	*	1.24	*	6.19	*	3

.12	2.97	83,531	1.33		1.26		6.28		.94		.86		6.67		28
6.35	1.69	85,144	1.27		1.21		5.95		.79		.73		6.43		15
4.56	3.43	87,775	1.22		1.22		5.97		.74		.74		6.45		4

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Calculates to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	89

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3 (NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) (collectively, the “Funds”). Common shares of Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange (“NYSE”) while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio manager became an employee of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as

90	Nuveen Investments

may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2011, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). The following Funds have issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction

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Notes to
Financial Statements (continued)

agent, and is payable at the end of each rate period. As of February 28, 2011, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

	California Dividend Advantage (NAC	)	California Dividend Advantage 2 (NVX	)	California Dividend Advantage 3 (NZH	)	Insured California Dividend Advantage (NKL	)
Number of shares:
Series M	—		799		1,389		—
Series T	—		—		—		2,075
Series TH	2,710		—		1,391		—
Series F	2,711		799		—		2,075
Total	5,421		1,598		2,780		4,150

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of February 28, 2011, the aggregate amount of outstanding ARPS redeemed, by each Fund is as follows:

	Insured California Premium Income		Insured California Premium Income 2		California Premium Income		California Dividend Advantage
	(NPC	)	(NCL	)	(NCU	)	(NAC	)
ARPS redeemed, at liquidation value	$45,000,000		$95,000,000		$43,000,000		$39,475,000

	California Dividend Advantage 2		California Dividend Advantage 3		Insured California Dividend Advantage		Insured California Tax-Free Advantage
	(NVX	)	(NZH	)	(NKL	)	(NKX	)
ARPS redeemed, at liquidation value	$70,050,000		$117,500,000		$14,250,000		$45,000,000

During the fiscal year ended February 28, 2011, lawsuits pursuing claims made in a demand letter alleging that Insured California Tax-Free Advantage’s (NKX) Board of Trustees breached its fiduciary duties related to the redemption at par of its ARPS, had been filed on behalf of shareholders of the Fund, against the Adviser together with current and former officers and interested director/trustees of the Fund. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Fund believes that these lawsuits will not have a material effect on the Fund or on the Adviser’s ability to serve as investment adviser to the Fund.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem a portion of each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of February 28, 2011, the number of MTP Shares outstanding, annual interest rate and the NYSE “ticker” symbol for each Fund are as follows:

	California Premium Income (NCU)			California Dividend Advantage 2 (NVX)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2015	35,250,000	2.00%	NCU Pr C	55,000,000	2.05%	NVX Pr C

92	Nuveen Investments

	California Dividend Advantage 3 (NZH)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2015	86,250,000	2.95%	NZH Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s MTP Shares are as follows:

	California Premium Income (NCU) Series 2015	California Dividend Advantage 2 (NVX) Series 2015	California Dividend Advantage 3 (NZH) Series 2015
Term Redemption Date	October 1, 2015	November 1, 2015	January 1, 2015
Optional Redemption Date	October 1, 2011	November 1, 2011	January 1, 2011
Premium Expiration Date	September 30, 2012	October 31, 2012	December 31, 2011

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended February 28, 2011, was as follows:

	California Premium Income (NCU	)*	California Dividend Advantage 2 (NVX	)**	California Dividend Advantage 3 (NZH	)
Average liquidation value of MTP Shares outstanding	$35,250,000		$54,538,461		$86,250,000

*	For the period September 22, 2010 (first issuance date of shares) through February 28, 2011.
**	For the period October 22, 2010 (first issuance date of shares) through February 28, 2011.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offering are recorded as reductions of offering costs recognized by the Funds. During the fiscal year ended February 28, 2011, the net amounts earned by Nuveen were as follows:

	California Premium Income		California Dividend Advantage 2		California Dividend Advantage 3
	(NCU	)*	(NVX	)**	(NZH	)
Net amounts earned by Nuveen	$—		$—		$6,122

*	For the period September 22, 2010 (first issuance date of shares) through February 28, 2011.
**	For the period October 22, 2010 (first issuance date of shares) through February 28, 2011.

Variable Rate Demand Preferred Shares
The following funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and Insured California Tax-Free Advantage (NKX) issued their VRDP Shares in a privately negotiated offering during March 2010, December 2010 and August 2008, respectively. Concurrent with renewing agreements with the liquidity provider for its VRDP Shares in June 2010, Insured California Tax-Free Advantage (NKX) exchanged all its 355 Series 1 VRDP Shares for 355 Series 2 VRDP Shares. The principal difference in terms between Series 1 and Series 2 VRDP Shares is the requirement that the Fund redeem VRDP Shares owned by the liquidity provider if the VRDP Shares have been owned by the liquidity provider through six months of continuous, unsuccessful remarketing. Proceeds of each Fund’s offering were used to redeem all or a portion of each Fund’s outstanding ARPS. The

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Notes to
Financial Statements (continued)

VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of February 28, 2011, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	Insured California Premium Income		Insured California Premium Income 2		Insured California Tax-Free Advantage
	(NPC	)	(NCL	)	(NKX	)
Series	1		1		2
Shares outstanding	427		740		355
Maturity	March 1, 2040		December 1, 2040		June 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended February 28, 2011, were as follows:

	Insured California Premium Income		Insured California Premium Income 2		Insured California Tax-Free Advantage
	(NPC	)*	(NCL	)**	(NKX	)
Average liquidation value outstanding	$42,700,000		$74,000,000		$35,500,000
Annualized dividend rate	0.43%		0.52%		0.40%

*	For the period March 31, 2010 (issuance date of shares) through February 28, 2011.
**	For the period December 30, 2010 (issuance date of shares) through February 28, 2011.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as “Liquidity fees on VRDP” on the Statement of Operations.

Insurance
During the period March 1, 2010 through May 2, 2010, except to the extent that Insured California Premium Income (NPC) invests in temporary investments, all of the managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) of the Fund were invested in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Insurers had a claims paying ability rated “Aaa” by Moody’s or “AAA” by Standard & Poor’s. Municipal securities backed by an escrow account or trust account did not constitute more than 20% of the Fund’s net assets.

Under normal circumstances, and during the period March 1, 2010 through May 2, 2010, Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invested at least 80% of their managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80%, insurers had a claims paying ability rated at least “A” at the time of purchase by at least one independent rating agency. In addition, each of Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invested at least 80% of their net assets in municipal securities that were rated at least “AA” at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the Adviser, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and

94	Nuveen Investments

interest. Inverse floating rate securities whose underlying bonds are covered by insurance were included for purposes of this 80%. Each of Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) also invested up to 20% of its net assets in municipal securities rated at least “BBB” (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. On May 3, 2010, the Funds’ Board of Directors/Trustees approved changes to Insured California Premium Income’s (NPC), Insured California Premium Income 2’s (NCL), Insured California Dividend Advantage’s (NKL) and Insured California Tax-Free Advantage’s (NKX) insurance investment policies in response to the continuing challenges faced by municipal bond insurers. The changes to Insured California Premium Income’s (NPC), Insured California Premium Income 2’s (NCL), Insured California Dividend Advantage’s (NKL) and Insured California Tax-Free Advantage’s (NKX) investment policies are intended to increase the Funds’ investment flexibility in pursuing their investment objective, while retaining the insured nature of their portfolios. The changes, which were effective immediately, provide that under normal circumstances, Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invest at least 80% of their managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in which Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invests will be investment grade at the time of purchase (including (i) bonds insured by investment grade rated insurers or rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Assuming that the insurer remains creditworthy, the issuance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of the Funds’ Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 28, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain

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Notes to
Financial Statements (continued)

circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At February 28, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

	Insured California Premium Income		Insured California Premium Income 2		California Premium Income		California Dividend Advantage		California Dividend Advantage 2		California Dividend Advantage 3		Insured California Dividend Advantage		Insured California Tax-Free Advantage
	(NPC	)	(NCL	)	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKL	)	(NKX	)
Maximum exposure to Recourse Trusts	$9,780,000		$9,515,000		$6,510,000		$3,590,000		$16,210,000		$69,935,000		$7,700,000		$2,905,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended February 28, 2011, were as follows:

	Insured California Premium Income 2		California Premium Income		California Dividend Advantage
	(NCL	)	(NCU	)	(NAC	)
Average floating rate obligations outstanding	$17,880,000		$6,650,000		$28,545,000
Average annual interest rate and fees	0.70%		0.66%		0.72%

	California Dividend Advantage 2		California Dividend Advantage 3		Insured California Dividend Advantage		Insured California Tax-Free Advantage
	(NVX	)	(NZH	)	(NKL	)	(NKX	)
Average floating rate obligations outstanding	$10,607,055		$7,402,932		$7,385,000		$3,360,000
Average annual interest rate and fees	0.71%		0.65%		0.73%		0.89%

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

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During the fiscal year ended February 28, 2011, Insured California Premium Income 2 (NCL) entered into forward swap transactions to broadly reduce the sensitivity of the Fund to movements in U.S. interest rates. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended February 28, 2011 was as follows:

	Insured California Premium Income 2
	(NCL	)
Average notional amount of forward interest rate swap contracts outstanding*	$1,150,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Cost incurred by California Premium Income (NCU), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) in connection with their offering of MTP Shares ($868,750, $1,175,000 and $1,658,750, respectively) were recorded as a deferred charge, which will be amortized over the life of the shares. Costs incurred by Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and Insured California Tax-Free Advantage (NKX) in connection with their offerings of VRDP Shares ($857,000, $627,000 and $530,000, respectively) were recorded as deferred charges which will be amortized over the life of the shares. Costs incurred by Insured California Tax-Free Advantage (NKX) in connection with its exchange of Series 1 VRDP Shares for Series 2 VRDP Shares were expensed as incurred. Each Fund’s amortized deferred charges are included as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

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Notes to
Financial Statements (continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 28, 2011:

Insured California Premium Income (NPC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$128,531,114	$—	$128,531,114

Insured California Premium Income 2 (NCL)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$253,654,101	$—	$253,654,101
Derivatives
Forward Swaps*	—	(15,872)	—	(15,872)
Total	$—	$253,638,229	$—	$265,638,229

California Premium Income (NCU)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$111,125,023	$2,746,970	$113,871,993

California Dividend Advantage (NAC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$457,907,604	$1,229,601	$459,137,205

California Dividend Advantage 2 (NVX)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$299,638,400	$766,086	$300,404,486

California Dividend Advantage 3 (NZH)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$442,050,315	$1,261,789	$443,312,104

Insured California Dividend Advantage (NKL)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$315,655,940	$—	$315,655,940

Insured California Tax-Free Advantage (NKX)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$112,118,926	$—	$112,118,926

*   Represents net unrealized appreciation (depreciation).

98	Nuveen Investments

The following is a reconciliation of the following Funds’ Level 3 investments held at the beginning and end of the measurement period:

	California Premium Income (NCU) Level 3 Municipal Bonds	California Dividend Advantage (NAC) Level 3 Municipal Bonds	California Dividend Advantage 2 (NVX) Level 3 Municipal Bonds	California Dividend Advantage 3 (NZH) Level 3 Municipal Bonds
Balance at the beginning of year	$—	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—	—
Purchases at cost	—	—	—	—
Sales at proceeds	—	—	—	—
Net discounts (premiums)	—	—	—	—
Transfers into	2,746,970	1,229,601	766,086	1,261,789
Transfers out of	—	—	—	—
Balance at the end of year	$2,746,970	$1,229,601	$766,086	$1,261,789
Net change in unrealized appreciation (depreciation) during the year of Level 3 securities held as of February 28, 2011	$695,044	$(447,391)	$(278,724)	$(459,328)

During the fiscal year ended February 28, 2011, the Funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of February 28, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure. Insured California Premium Income 2 (NCL) invested in derivative instruments during the fiscal year ended February 28, 2011.

Insured California Premium Income 2 (NCL)
Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$ —	Unrealized depreciation on forward swaps*	$ 15,872

*   Represents cumulative unrealized appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments.

The following table presents the amount of change in net unrealized appreciation (depreciation) recognized for the fiscal year ended February 28, 2011, on derivative instruments, as well as the primary risk exposure.

	Insured California Premium Income 2
Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	(NCL	)
Risk Exposure
Interest Rate	$(15,872)

Nuveen Investments	99

Notes to
Financial Statements (continued)

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	Insured California Premium Income (NPC)		Insured California Premium Income 2 (NCL)
	Year Ended	Year Ended	Year Ended	Year Ended
	2/28/11	2/28/10	2/28/11	2/28/10
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	2,552	—
Repurchased and retired	—	(11,500)	(1,200)	(11,700)
Weighted average Common share:
Price per share repurchased and retired	—	$11.90	$12.14	$10.43
Discount per share repurchased and retired	—	16.06%	13.47%	18.03%

	California Premium Income (NCU)		California Dividend Advantage (NAC)
	Year Ended	Year Ended	Year Ended	Year Ended
	2/28/11	2/28/10	2/28/11	2/28/10
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	(2,400)	(27,400)	—	—
Weighted average Common share:
Price per share repurchased and retired	$11.82	$10.06	—	—
Discount per share repurchased and retired	14.53%	19.22%	—	—

	California Dividend Advantage 2 (NVX)		California Dividend Advantage 3 (NZH)
	Year Ended	Year Ended	Year Ended	Year Ended
	2/28/11	2/28/10	2/28/11	2/28/10
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	8,485	—
Repurchased and retired	—	(32,400)	—	—
Weighted average Common share:
Price per share repurchased and retired	—	$10.28	—	—
Discount per share repurchased and retired	—	19.87%	—	—

	Insured California Dividend Advantage (NKL)		Insured California Tax-Free Advantage (NKX)
	Year Ended	Year Ended	Year Ended	Year Ended
	2/28/11	2/28/10	2/28/11	2/28/10
Common shares:
Issued to shareholders due to reinvestment of distributions	2,873	—	596	—
Repurchased and retired	—	(13,700)	—	—
Weighted average Common share:
Price per share repurchased and retired	—	$11.04	—	—
Discount per share repurchased and retired	—	18.04%	—	—

Preferred Shares
California Dividend Advantage (NAC) did not redeem any of its outstanding ARPS during the fiscal years ended February 28, 2010 or February 28, 2011. Insured California Tax-Free Advantage (NKX) redeemed all of its outstanding ARPS during the fiscal year ended August 31, 2008.

100	Nuveen Investments

Transactions in ARPS were as follows:

	Insured California Premium Income (NPC)				Insured California Premium Income 2 (NCL)
	Year Ended 2/28/11		Year Ended 2/28/10		Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	1,800	$45,000,000	—	$—	1,597	$39,925,000	—	$—
Series TH	—	—	—	—	1,596	39,900,000	—	—
Total	1,800	$45,000,000	—	$—	3,193	$79,825,000	—	$—

	California Premium Income (NCU)				California Dividend Advantage 2 (NVX)
	Year Ended 2/28/11		Year Ended 2/28/10		Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	1,375	$34,375,000	260	$6,500,000	1,076	$26,900,000	325	$8,125,000
Series F	—	—	—	—	1,077	26,925,000	324	8,100,000
Total	1,375	$34,375,000	260	$6,500,000	2,153	$53,825,000	649	$16,225,000

	California Dividend Advantage 3 (NZH)				Insured California Dividend Advantage (NKL)
	Year Ended 2/28/11		Year Ended 2/28/10		Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	1,692	$42,300,000	—	$—	—	$—
Series T	—	—	—	—	90	2,250,000	—	—
Series TH	—	—	1,691	42,275,000	—	—	—	—
Series F	—	—	—	—	90	2,250,000	—	—
Total	—	$—	3,383	$84,575,000	180	$4,500,000	—	$—

Transactions in MTP Shares were as follows:

	California Premium Income (NCU)				California Dividend Advantage 2 (NVX)
	Year Ended 2/28/11		Year Ended 2/28/10		Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	3,525,000	$35,250,000	—	$—	5,500,000	$55,000,000	—	$—

	California Dividend Advantage 3 (NZH)
	Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	8,625,000	$86,250,000

Nuveen Investments	101

Notes to
Financial Statements (continued)

Transactions in VRDP Shares were as follows:

	Insured California Premium Income (NPC)				Insured California Premium Income 2 (NCL)
	Year Ended 2/28/11		Year Ended 2/28/10		Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	427	$42,700,000	—	$—	740	$74,000,000	—	$—

During the fiscal year ended February 28, 2011, Insured California Tax-Free Advantage (NKX) completed a private exchange offer in which all of its 355 Series 1 VRDP Shares were exchanged for 355 Series 2 VRDP Shares.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 28, 2011, were as follows:

	Insured California Premium Income		Insured California Premium Income 2		California Premium Income		California Dividend Advantage
	(NPC	)	(NCL	)	(NCU	)	(NAC	)
Purchases	$8,605,623		$69,238,040		$6,476,975		$103,879,918
Sales and maturities	10,200,438		73,450,946		6,142,768		98,946,731

	California Dividend Advantage 2		California Dividend Advantage 3		Insured California Dividend Advantage		Insured California Tax-Free Advantage
	(NVX	)	(NZH	)	(NKL	)	(NKX	)
Purchases	$44,023,723		$76,010,384		$21,641,102		$11,876,991
Sales and maturities	40,645,794		86,583,455		25,703,111		9,109,794

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Insured California Premium Income	Insured California Premium Income 2	California Premium Income	California Dividend Advantage
	(NPC )	(NCL )	(NCU )	(NAC )
Cost of investments	$131,540,749	$247,985,920	$111,166,721	$459,344,321
Gross unrealized:
Appreciation	$4,996,957	$3,210,381	$2,664,354	$9,605,229
Depreciation	(8,006,592)	(15,422,570)	(6,609,984)	(38,353,017)
Net unrealized appreciation (depreciation) of investments	$(3,009,635)	$(12,212,189)	$(3,945,630)	$(28,747,788)

102	Nuveen Investments

	California Dividend Advantage 2	California Dividend Advantage 3	Insured California Dividend Advantage	Insured California Tax-Free Advantage
	(NVX )	(NZH )	(NKL )	(NKX )
Cost of investments	$303,145,848	$469,198,376	$318,891,019	$116,175,269
Gross unrealized:
Appreciation	$8,446,794	$9,049,412	$7,973,017	$1,793,267
Depreciation	(22,574,968)	(38,780,684)	(18,593,088)	(9,207,384)
Net unrealized appreciation (depreciation) of investments	$(14,128,174)	$(29,731,272)	$(10,620,071)	$(7,414,117)

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards, nondeductible offering costs, and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at February 28, 2011, the Funds’ tax year end, as follows:

	Insured California Premium Income	Insured California Premium Income 2		California Premium Income		California Dividend Advantage
	(NPC )	(NCL	)	(NCU	)	(NAC	)
Paid-in-surplus	$(20,434)	$14,452		$(70,792)		$40,747
Undistributed (Over-distribution of) net investment income	26,221	(28,128)		68,677		(155,199)
Accumulated net realized gain (loss)	(5,787)	13,676		2,115		114,452

	California Dividend Advantage 2		California Dividend Advantage 3		Insured California Dividend Advantage		Insured California Tax-Free Advantage
	(NVX	)	(NZH	)	(NKL	)	(NKX	)
Paid-in-surplus	$(82,092)		$(3,141,289)		$—		$(216,845)
Undistributed (Over-distribution of) net investment income	53,999		268,858		(22,891)		216,845
Accumulated net realized gain (loss)	28,092		2,872,431		22,891		—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2011, the Funds’ tax year end, were as follows:

	Insured California Premium Income		Insured California Premium Income 2		California Premium Income		California Dividend Advantage
	(NPC	)	(NCL	)	(NCU	)	(NAC	)
Undistributed net tax-exempt income *	$1,839,223		$3,879,525		$1,788,999		$7,689,513
Undistributed net ordinary income **	161,841		150,935		3,522		106,883
Undistributed net long-term capital gains	48,836		—		—		—

	California Dividend Advantage 2		California Dividend Advantage 3		Insured California Dividend Advantage		Insured California Tax-Free Advantage
	(NVX	)	(NZH	)	(NKL	)	(NKX	)
Undistributed net tax-exempt income *	$5,075,158		$5,823,059		$5,167,309		$1,360,346
Undistributed net ordinary income **	11,877		8,491		84,729		28,931
Undistributed net long-term capital gains	—		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2011, paid on March 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	103

Notes to
Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended February 28, 2011 and February 28, 2010, was designated for purposes of the dividends paid deduction as follows:

	Insured		Insured
	California		California		California		California
	Premium		Premium		Premium		Dividend
	Income		Income 2		Income		Advantage
2011	(NPC	)	(NCL	)	(NCU	)	(NAC	)
Distributions from net tax-exempt income ***	$5,686,773		$11,251,372		$5,256,853		$21,325,264
Distributions from net ordinary income **	—		—		—		—
Distributions from net long-term capital gains ****	180,380		—		—		—

					Insured		Insured
	California		California		California		California
	Dividend		Dividend		Dividend		Tax-Free
	Advantage 2		Advantage 3		Advantage		Advantage
2011	(NVX	)	(NZH	)	(NKL	)	(NKX	)
Distributions from net tax-exempt income ***	$14,738,103		$24,545,542		$14,593,850		$4,850,289
Distributions from net ordinary income **	—		—		—		—
Distributions from net long-term capital gains ****	—		—		—		—

	Insured		Insured
	California		California		California		California
	Premium		Premium		Premium		Dividend
	Income		Income 2		Income		Advantage
2010	(NPC	)	(NCL	)	(NCU	)	(NAC	)
Distributions from net tax-exempt income	$5,137,076		$10,331,450		$4,307,774		$19,787,318
Distributions from net ordinary income **	78,012		18,216		—		209,009
Distributions from net long-term capital gains	47,538		201,208		—		178,190

					Insured		Insured
	California		California		California		California
	Dividend		Dividend		Dividend		Tax-Free
	Advantage 2		Advantage 3		Advantage		Advantage
2010	(NVX	)	(NZH	)	(NKL	)	(NKX	)
Distributions from net tax-exempt income	$13,349,752		$20,781,977		$13,395,977		$4,573,073
Distributions from net ordinary income **	—		—		—		—
Distributions from net long-term capital gains	—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2011, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2011.

104	Nuveen Investments

At February 28, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Insured										Insured		Insured
	California		California		California		California		California		California		California
	Premium		Premium		Dividend		Dividend		Dividend		Dividend		Tax-Free
	Income 2		Income		Advantage		Advantage 2		Advantage 3		Advantage		Advantage
	(NCL	)	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKL	)	(NKX	)
Expiration:
February 29, 2012	$—		$—		$—		$—		$323,840		$—		$—
February 29, 2016	—		—		—		—		3,869,938		—		—
February 28, 2017	—		59,969		10,106,897		—		4,536,999		123,944		485,298
February 28, 2018	1,444,281		881,108		731,149		705,843		10,646,251		1,227,051		530,894
February 28, 2019	—		—		—		—		1,340,157		—		—
Total	$1,444,281		$941,077		$10,838,046		$705,843		$20,717,185		$1,350,995		$1,016,192

During the tax year ended February 28, 2011, the following Funds utilized capital loss carryforwards as follows:

	Insured								Insured		Insured
	California		California		California		California		California		California
	Premium		Premium		Dividend		Dividend		Dividend		Tax-Free
	Income 2		Income		Advantage		Advantage 2		Advantage		Advantage
	(NCL	)	(NCU	)	(NAC	)	(NVX	)	(NKL	)	(NKX	)
Utilized capital loss carryforwards	$3,881,652		$28,554		$4,030,701		$2,142,267		$116,727		$105,651

At February 28, 2011, the Funds’ tax year end, $2,816,211 of California Dividend Advantage 3’s (NZH) capital loss carryforward expired.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through February 28, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Insured		Insured						Insured
	California		California		California		California		California
	Premium		Premium		Premium		Dividend		Tax-Free
	Income		Income 2		Income		Advantage		Advantage
	(NPC	)	(NCL	)	(NCU	)	(NAC	)	(NZH	)
Post-October capital losses	$1,606		$5,056		$8,964		$3,411,514		$642,021

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Insured California Premium Income (NPC) Insured California Premium Income 2 (NCL) California Premium Income (NCU) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Nuveen Investments	105

Notes to
Financial Statements (continued)

Average Daily Managed Assets*
California Dividend Advantage (NAC)
California Dividend Advantage 2 (NVX)
California Dividend Advantage 3 (NZH)
Insured California Dividend Advantage (NKL)
Insured California Tax-Free Advantage (NKX)
Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2011, the complex-level fee rate for the Funds was .1799%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

106	Nuveen Investments

As of July 31, 2009, the Adviser is no longer reimbursing California Dividend Advantage (NAC) for any portion of its fees or expenses.

For the first ten years of California Dividend Advantage 2’s (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3’s (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage’s (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage (NKL) for any portion of its fees and expenses beyond March 31, 2012.

Nuveen Investments	107

Notes to
Financial Statements (continued)

For the first eight years of Insured California Tax-Free Advantage’s (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage (NKX) for any portion of its fees and expenses beyond November 30, 2010.

8. Subsequent Events

Preferred Shares
Subsequent to the reporting period, California Dividend Advantage 2 (NVX) successfully completed the issuance of $42,846,300 of 2.35%, Series 2014 MTP shares. The newly issued MTP shares trade on the NYSE under the ticker symbol “NVX Pr A.” Immediately following its MTP shares issuance, California Dividend Advantage 2 (NVX) noticed for redemption at par its remaining $39,950,000 ARPS outstanding using the MTP shares proceeds.

Subsequent to the reporting period, California Dividend Advantage 3 (NZH) successfully completed the issuance of $27,000,000 of 2.35%, Series 2014 MTP shares. The newly issued MTP shares trade on the NYSE under the ticker symbol “NZH Pr A.” Immediately following the MTP shares issuance, California Dividend Advantage 3 (NZH) noticed for redemption at par $26,325,000 of its outstanding $69,500,000 ARPS using the MTP shares proceeds.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	246

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	246

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	246

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	246

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Board Members & Officers (Unaudited) (continued)

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	246

■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	246

■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					246

Interested Board Member:

■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	246

110	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					246

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	132

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Investments, LLC.	132

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	246

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993- 2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Fund Advisors, Inc.; Certified Public Accountant.	246

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Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					246

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	246

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	246

■	LARRY W. MARTIN 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997
Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management LLC (since 2010).
					246

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					246

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	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Investments, LLC; formerly, Secretary of FASF (2004-2010); Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	246

(1)
For California Premium Income (NCU), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL), and Insured California Tax-Free Advantage (NKX), Board Members serve three year terms, except for two board members who are elected annually by the holders of Preferred shares. The Board of Trustees for NCU, NAC, NVX, NZH, NKL, and NKX is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the

114	Nuveen Investments

Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services,

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen California Dividend Advantage Municipal Fund

116	Nuveen Investments

generally demonstrated favorable performance in comparison to peers, performing in the top two quartiles in the one-, three- and five-year periods ending March 31, 2010. The Independent Board Members noted that the Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Insured Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund underperformed their benchmarks in the three-year period but outperformed their benchmarks in the one-year period. The performance of the Nuveen California Premium Income Municipal Fund over time was satisfactory compared to peers, falling within the second or third quartile over various periods. While the Nuveen California Dividend Advantage Municipal Fund 2 lagged its peers somewhat in the short-term one-year period, it demonstrated more favorable performance in the longer three- and five-year periods. Although the performance of the Nuveen California Dividend Advantage Municipal Fund 3 lagged its peers somewhat in the longer periods, the performance had improved in the one-year period, performing in the first or second quartile.

C. Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including, in particular, the Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Except

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

as set forth in the following sentence, the Independent Board Members noted that the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis point or less) the peer averages of their Peer Group or Peer Universe. Although the net management fees of the Nuveen Insured California Dividend Advantage Municipal Fund were above the peer average and the available peer set was limited, the net expense ratio was below or near the peer average. In addition, although the Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund had net advisory fees and net expense ratios above the peer average, the Board members recognized the limited peers available for comparison.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information

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requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

120	Nuveen Investments

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	121

Board Approval of Sub-Advisory
Arrangements (Unaudited)

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the Funds (each a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements.

122	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	123

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

124	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

Nuveen Investments	125

Glossary of Terms
Used in this Report (continued)

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Structural leverage is sometimes referred to as “40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

126	Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NPC	—	1,800
NCL	1,200	3,193
NCU	2,400	1,375
NAC	—	—
NVX	—	2,153
NZH	—	—
NKL	—	180
NKX	—	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	127

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready – no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-B-0211D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is "independent" for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2011	$18,200	$6,250	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2010	$22,589	$0	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
February 28, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2011	$850	$0	$0	$850
February 28, 2010	$850	$0	$0	$850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”). NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“NAM, LLC” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's Adviser.  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen California Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	32	$7.48 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$.6 million
*	Assets are as of February 28, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM, LLC). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.  This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.  As of December 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 57,308 securities with an aggregate current market value of $1,226 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM, LLC in accordance with its overall compensation strategy discussed above. NAM, LLC is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM, LLC’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM, LLC’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation.    In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent.  These profit interests entitle the holders to participate in the appreciation  in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, LLC, however, believes that such potential conflicts are mitigated by the fact that the NAM, LLC has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM, LLC has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Dollar range
of equity
securities
beneficially
owned in the
remainder of
		Dollar range	Nuveen funds
		of equity	managed by
		securities	NAM’s
		beneficially	municipal
		owned in	investment
Name of Portfolio Manager	Fund	Fund	team
Scott R. Romans	Nuveen California Dividend Advantage Municipal Fund	$0	$1-$10,000

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, Senior Vice President of NAM, LLC, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 33 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 6, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 6, 2011